Exhibit 10.54

CONTRIBUTION AGREEMENT by and between APF - Northbrook LLC a Delaware limited liability company and Lodging Fund REIT III OP, LP a Delaware limited partnership Dated as of September 20, 2021 ACTIVE 59664012v6

TABLE OF CONTENTS Page Contents 1. Defined Terms............................................................................................................................................... 1 2. Contribution; Total Consideration; Inspection and Title. .............................................................................. 6 2.1 2.2 2.3 2.4 2.4.1 2.4.2 2.4.3 2.4.4 2.4.5 2.5 2.6 2.7 2.8 2.9 2.10 2.11 2.12 2.13 2.14 2.14.1 2.14.2 2.14.3 2.14.4 2.14.5 2.14.6 2.14.7 2.14.8 Contribution of the Company. ....................................................................................................... 6 Excluded Assets. ........................................................................................................................... 6 Assumed Liabilities. ...................................................................................................................... 6 Excluded Liabilities. . .................................................................................................................... 6 Intentionally Omitted. ....................................................................................................................... 6 Intentionally Omitted. ....................................................................................................................... 6 .......................................................................................................................................................... 6 Intentionally Omitted. ....................................................................................................................... 6 Except for any Assumed Liabilities. ................................................................................................. 6 Consideration and Exchange of Series T Limited Units. . ............................................................. 6 Treatment as Contribution. ............................................................................................................ 6 Allocation of Total Consideration................................................................................................... 6 Terms of Series T Limited Units. .................................................................................................. 7 Intentionally Omitted. ..................................................................................................................... 7 Management Company. . ............................................................................................................... 7 Risk of Loss. ................................................................................................................................. 7 Escrow. ........................................................................................................................................... 7 Title. .............................................................................................................................................. 8 Due Diligence Period. ..................................................................................................................... 8 The Operating Partnership. . ............................................................................................................ 8 The Contributor. .............................................................................................................................. 8 Access by the Operating Partnership. . ............................................................................................ 8 .......................................................................................................................................................... 9 .......................................................................................................................................................... 9 . ......................................................................................................................................................... 9 .......................................................................................................................................................... 9 . ....................................................................................................................................................... 10 3. Closing. ....................................................................................................................................................... 10 3.1 3.1.1 3.1.2 3.1.3 3.2 3.3 3.3.1 3.3.2 3.3.3 3.3.4 3.3.5 3.3.6 3.3.7 3.3.8 3.3.9 3.3.10 3.3.11 3.3.12 3.3.13 Conditions Precedent. ................................................................................................................... 10 ........................................................................................................................................................ 10 ........................................................................................................................................................ 11 ........................................................................................................................................................ 11 Time and Place. ........................................................................................................................... 11 Closing Deliveries. ...................................................................................................................... 11 ........................................................................................................................................................ 11 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 . ....................................................................................................................................................... 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 ........................................................................................................................................................ 12 -i-ACTIVE 59664012v6

TABLE OF CONTENTS
(continued)

			Page
	3.3.14		12
	3.3.15		12
	3.4	Closing Costs.	12
4.	Representations and Warranties and Indemnities.		13
	4.1	Representations and Warranties of the Operating Partnership. :	13
	4.1.1	Organization; Authority.	13
	4.1.2	Due Authorization.	13
	4.1.3	Consents and Approvals.	13
	4.1.4	Partnership Matters. .	13
	4.1.5	Non-Contravention.	13
	4.2	Representations and Warranties of the Contributor.	13
	4.2.1	Organization; Authority; Qualification. .	13
	4.2.2	Due Authorization.	14
	4.2.3	Consents and Approvals.	14
4.2.4	Capitalization.		14
4.2.4 Seller Equity Interests.			14
4.2.5 No Subsidiaries.			14
	4.2.4	Ownership of the Property; Contributed Assets.	14
	4.2.5	No Violation.	14
	4.2.6	Non-Foreign Status. .	15
	4.2.7	Investment Purposes. :	15
	4.2.8	No Brokers.	16
	4.2.9	Solvency.	16
	4.2.10	Taxes. r	16
	4.2.11	Litigation or Insolvency Proceedings.	16
	4.2.12	Compliance With Laws.	16
	4.2.13	Eminent Domain.	16
	4.2.14	Real Property.	16
	4.2.15	Environmental Compliance.	16
	4.2.16	Trademarks and Tradenames; Proprietary Rights.	17
	4.2.17	Leases.	17
	4.2.18	Tangible Personal Property.	17
	4.2.19	Service Contracts.	17
	4.2.20	Employment.	17
	4.2.21	Existing Loans.	18
	4.2.22	Real Property Taxes; Zoning.	18
	4.2.23	Insurance.	18
	4.2.24	OFAC.	18
	4.2.25	No Representations. .	18
5.	Limitation of Liability.		18
	5.1	Untrue Representations; Change in Circumstances.	18
	5.1.1	.	18
	5.1.2	.	18
	5.1.3	.	19
	5.2		19
	5.3		19
	5.4	.	19
6.	Covenants.		21
	6.1	Covenants of the Contributor and the Operating Partnership.	21

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TABLE OF CONTENTS (continued) Page 6.1.1 6.1.2 6.1.3 6.1.4 6.1.5 6.1.6 6.1.7 6.1.8 6.1.9 6.2 6.2.1 6.3 6.4 ........................................................................................................................................................ 21 ........................................................................................................................................................ 21 ........................................................................................................................................................ 21 ........................................................................................................................................................ 21 . ....................................................................................................................................................... 22 ........................................................................................................................................................ 22 . ....................................................................................................................................................... 22 ........................................................................................................................................................ 22 .. ...................................................................................................................................................... 22 Prorations. ..................................................................................................................................... 23 Prorations. ..................................................................................................................................... 23 Tax Covenants. . .......................................................................................................................... 25 Capital Contribution. ................................................................................................................... 25 7. Termination. ................................................................................................................................................ 25 7.1 7.2 Default by the Operating Partnership. ......................................................................................... 25 Default by the Contributor. ........................................................................................................... 26 8. Miscellaneous.............................................................................................................................................. 26 8.1 8.2 8.3 8.4 8.5 8.6 8.7 8.8 8.9 8.10 8.11 8.12 8.13 8.14 8.15 Further Assurances. ..................................................................................................................... 26 Counterparts. . .............................................................................................................................. 26 Governing Law. . ......................................................................................................................... 26 Amendment; Waiver. . ................................................................................................................. 26 Entire Agreement.. ........................................................................................................................ 27 Assignability. . ............................................................................................................................. 27 Titles. ............................................................................................................................................ 27 Third Party Beneficiary. .............................................................................................................. 27 Severability. ................................................................................................................................ 27 Reliance......................................................................................................................................... 27 Survival. ........................................................................................................................................ 27 Days. . .......................................................................................................................................... 27 Calculating Time Periods; Time is of the Essence.. ...................................................................... 27 Incorporation of Exhibits. ........................................................................................................... 27 Notice. . ........................................................................................................................................ 27 EXHIBITS A B C D E F G Legal Description of the Properties Contribution and Assumption Agreement Reserved Total Consideration Non-Competition Agreement and Non-Solicitation Agreement Confidentiality and Non-Disclosure Agreement Tax Information APPENDIX A Disclosure Schedules: 2.2 2.4 2.5 List of Contributed Assets, Assumed Agreements and Leases List of Excluded Assets List of Assumed Liabilities; Permitted Liens -iii-ACTIVE 59664012v6

TABLE OF CONTENTS (continued) Page 2.6 2.10 3.1.8 Reserved Allocation of Total Consideration 3-05 Audit -iv-ACTIVE 59664012v6

CONTRIBUTION AGREEMENT This Contribution Agreement (this “Agreement”) is made and entered into as of September 20, 2021 (the “Effective Date”) by and between Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and APF - Northbrook, LLC, an Illinois limited liability company (the “Contributor” which such term may also mean Contributor’s surviving member or controlling parent entity as context may require). RECITALS A. The Contributor currently owns a certain 161-room hotel business known as the Sheraton Hotel Chicago Northbrook located at 1110 Willow Rd, Northbrook, IL 60062 (the “Property”), as the Property is more fully described in Exhibit A. B. The Operating Partnership desires to indirectly acquire the Property by acquiring all of the Contributed Assets whereby the Operating Partnership will acquire all of the membership interest of APF Northbrook, LLC (the “Membership Interest”) as the fee simple owner of the Property. NOW, THEREFORE, in consideration of the foregoing premises, and the mutual undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. The following terms have the meanings set forth below: “Act” shall have the meaning as set forth in Section 4.2.9. “Actions” mean all actions, litigations, complaints, charges, accusations, investigations, petitions, suits, arbitrations, mediations or other proceedings, whether civil or criminal, at law or in equity, or before any arbitrator or Governmental Entity. “Agreement” shall have the meaning as set forth in the Preamble. “Amendment” shall have the meaning as set forth in Section 2.8. “Assumed Agreements” shall have the meaning as set forth in Section 2.2. “Assumed Liabilities” shall have the meaning as set forth in Section 2.5. “Basket” shall have the meaning as set forth in Section 5.3. “Brand” means Sheraton. “Cap” shall have the meaning as set forth in Section 5.3. “Closing” shall have the meaning as set forth in Section 3.2. “Closing Agent” shall have the meaning as set forth in Section 2.14. “Closing Balance Statement” shall mean the balance statement at the time of Closing. accounts?) (what cash is in “Closing Date” shall have the meaning as set forth in Section 3.2. “Closing Documents” shall have the meaning as set forth in Section 3.3. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Common Limited Units” shall have the meaning set forth in the OP Agreement. ACTIVE 59664012v6

“Company” shall mean Lodging Fund REIT III, Inc., a Maryland corporation. “Contributed Assets” shall have the meaning as set forth in Section 2.2. “Contributor” shall have the meaning as set forth in the Preamble. “Contributor Equityholder” shall mean APF-REO, LLC, a South Carolina limited liability company, as the single and sole member of Contributor. “Contributor Point of Contact” shall have the meaning as set forth in Section 2.16.3(d). “Contributor’s Breakage Fee” shall have the meaning as set forth in Section 7.3. “Contributor’s Cure Period” shall have the meaning as set forth in Section 2.15. “Contributor Indemnitees” means, the Contributor and its respective affiliates and each of their respective shareholders, members, partners, trustees, beneficiaries, directors, officers and employees, and the successors, permitted assigns, legal representatives, heirs and devisees of each of the foregoing “Deed” shall have the meaning as set forth in Section 3.3.2. “Disclosure Schedule” means that disclosure schedule attached as Appendix A. “Due Diligence Documents” shall have the meaning as set forth in Section 2.16.1. “Due Diligence Period” shall have the meaning as set forth in Section 2.16.1. “Due Diligence Review” shall have the meaning as set forth in Section 2.16.3. “Earnest Money” shall have the meaning as set forth in Section 2.14. “Employee” shall have the meaning as set forth in Section 6.1.8. “Environmental Law” means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, demands, approvals, authorizations and similar items of any Governmental Entity and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment as in effect on the Closing Date, including but not limited to those pertaining to reporting, licensing, permitting, investigation, removal and remediation of Hazardous Materials, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251), the Safe Drinking Water Act (42 U.S.C. 300f et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Endangered Species Act (16 U.S.C. 1531 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 11001 et seq.), and (ii) applicable state and local statutory and regulatory laws, statutes and regulations pertaining to Hazardous Materials. “Environmental Permits” means any and all licenses, certificates, permits, directives, requirements, registrations, government approvals, agreements, authorizations, and consents that are required under or are issued pursuant to any Environmental Laws. “Effective Date” shall have the meaning as set forth in the Preamble. “Excluded Assets” shall have the meaning as set forth in Section 2.4. “Existing Franchise Agreement” means that certain Lender Relicensing Franchise Agreement dated October 20, 2020 between APF - Northbrook, LLC and Marriot International, Inc. “Fixtures and Personal Property” shall mean all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, business supplies, software, tools, linens (in no event less than 2 ACTIVE 59664012v6

2 par terry and linen), inventories of standard supplies, services and amenities including without limitation paper goods, brochures, office supplies, unopened food and beverage inventory, chinaware, glassware, flatware, soap, gasoline, fuel oil, inventory held for sale, engineering, pool, maintenance and housekeeping supplies, TV, phone, and internet services, software and hardware, and other operation and guest supplies (each of which shall be maintained and transferred in accordance with brand standards), merchandise, goods, electronics, customer lists and records (including but not limited to customer, supplier, advertising, promotional material, sales, services, delivery and/or operations lists and records), goodwill, intellectual and/or proprietary information and property and applications therefor or licenses thereof and other items of personal property used in connection with the ownership, operation or maintenance of the Property, including all assets located off site from the Property but owned and used by the Contributor in connection with operation of the Property located on the Property on the Closing Date; excluding, however, all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, business supplies, software, tools, linens, merchandise, goods, electronics and other items of personal property owned by tenants, subtenants, guests, invitees, employees, easement holders, service contractors and other Persons who own any such property located on the Property. “Franchisor” means Marriot International, Inc. “Governmental Entity” means any governmental agency or quasi-governmental agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign. “Hazardous Material” means any substance: (a) the presence of which requires investigation or remediation under any Environmental Law action or policy, administrative request or civil complaint under the foregoing or under common law; or (b) which is controlled, regulated or prohibited under any Environmental Law as in effect as of the Closing Date, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); or (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and as of the Closing Date is regulated by any Governmental Entity; or (d) the presence of which on, under or about, the Property poses a hazard to the health or safety of persons on or about the Property; or (e) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or (f) radon gas. “Independent Consideration” shall have the meaning as set forth in Section 2.14. “Intangible Personal Property” shall mean all of the Contributor’s, right, title and interest, if any and the extent assignable, in and to all intangible personal property used in connection with the operation, ownership, maintenance, management, or occupancy of the Property, including without limitation: all trade names and trademarks associated with the ownership of the Property (including, without limitation, the name Sheraton Hotel Chicago Northbrook); the plans and specifications for the Improvements; warranties; guaranties; indemnities; claims against third parties; claims against tenants for tenant improvement reimbursements; all contract rights related to the construction, operation, ownership or management of the Property; certificates of occupancy; applications, permits, approvals and licenses; insurance proceeds and condemnation awards or claims thereto to be assigned to the Operating Partnership hereunder; all books and records relating to the Property; any existing computer software or programs; any records, files, lists, and other tangible assets in the Contributor’s possession that pertain to the Property, including lists and records pertaining to any one or more of the following: the Contributor’s customers, suppliers, advertising, promotional material, sales, services, delivery, and/or operations, except those items, if any, required to be retained by law, including accounting records and returns. 3 ACTIVE 59664012v6

“Inventory Period” shall have the meaning as set forth in Section 2.3.1. “Key Personnel” shall have the meaning as set forth in Section 2.16.3(d). “Knowledge” means with respect to any representation or warranty so indicated, the actual knowledge, of the Contributor. “Leases” shall have the meaning as set forth in Section 4.2.21. “Liens” means with respect to any real and personal property, all mortgages, pledges, liens, options, charges, security interests, mortgage deed, restrictions, prior assignments, encumbrances, covenants, encroachments, assessments, purchase rights, rights of others, licenses, easements, voting agreements, liabilities or claims of any kind or nature whatsoever, direct or indirect, including, without limitation, interests in or claims to revenues generated by such property. “Limitation Period” shall have the meaning as set forth in Section 5.2. “Losses” shall have the meaning as set forth in Section 5.3. “Material Adverse Effect” shall have the meaning as set forth in Section 4.2.3. “Maximum Amount” shall have the meaning as set forth in Section 2.14. “Merchandise” shall have the meaning as set forth in Section 2.3.1. “Name” shall have the meaning as set forth in Section 4.2.19(c). “NDA” shall have the meaning as set forth in Section 6.1.6. “New Franchise Agreement” shall have the meaning as set forth in Section 6.1.9. “New Franchise Application” shall have the meaning as set forth in Section 6.1.9. “Objections” shall have the meaning as set forth in Section 2.15. “OFAC” shall have the meaning as set forth in Section 4.2.32. “Offering Documents” shall have the meaning as set forth in Section 2.16.2. “Offering Review Period” shall have the meaning as set forth in Section 2.16.2. “OP Agreement” shall mean the Amended and Restated Limited Partnership Agreement of Lodging Fund REIT III OP, LP, a Delaware limited partnership, as may be amended. “Operating Partnership” shall have the meaning as set forth in the Preamble. “Permitted Liens” means: (a) Liens securing taxes, the payment of which is not now due and payable or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued; (b) Zoning laws and ordinances applicable to the Property which are not violated by the existing structures or present uses thereof or the transfer of the Property; (c) non-exclusive easements for public utilities and other operational purposes that do not materially interfere with the current use of the Property; and (d) all Liens listed in Schedule 2.5 of the Disclosure Schedule and any similar liens incurred in any refinancing of the related obligations. 4 ACTIVE 59664012v6

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental entity. “Preliminary Title Report” means the preliminary commitment for title insurance committing to insure marketable fee simple title as of the date of the Closing, subject only to the Permitted Liens. “PIP” means property improvement plan. “Property” shall have the meaning as set forth in the Recitals. “Property Reports” means the property condition assessment reports, appraisals, zoning reports and other similar reports prepared for the Property. “Proprietary Rights” shall have the meaning as set forth in Section 4.2.19(a). “Rehired Employees” shall have the meaning as set forth in Section 6.1.8. “REIT Shares” shall have the meaning set forth in the OP Agreement. “Release” shall have the same meaning as the definition of “release” in the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) at 42 U.S.C. Section 9601(22), but not including the exclusions identified in that definition, at subparts (A) through (D). “Satisfaction Notice” shall have the meaning as set forth in Section 2.16.1. “Series T Limited Units” shall have the meaning set forth in the OP Agreement. “Service Contracts” shall have the meaning as set forth in Section 4.2.23. “Subscription Agreement” shall mean the Subscription Agreement to be entered into by Contributor with respect to the acquisition of the Series T Units. “Tax” or “Taxes” means any federal, state, provincial, local or foreign income, gross receipts, license, payroll, employment-related, excise, goods and services, harmonized sales, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, but expressly excluding any transfer, documentary stamp, recording or similar tax, levy, charge or fee incurred with respect to the transaction described in this Agreement. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement related to Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Tenants” shall have the meaning as set forth in Section 4.2.21. “Title Company” shall have the meaning as set forth in Section 2.15. “Title Policy” shall have the meaning as set forth in Section 3.1.6. “Total Consideration” shall have the meaning as set forth in Section 2.8. “Transfer” shall have the meaning as set forth in Section 4.2.9(a). “WARN Act” shall have the meaning as set forth in Section 6.1.8. “WARN Notice” shall have the meaning as set forth in Section 6.1.8. 5 ACTIVE 59664012v6

2. Contribution; Total Consideration; Inspection and Title. 2.1 Contribution of the Company. At the Closing and subject to the terms and conditions contained in this Agreement, the Contributor shall contribute, transfer, assign, convey and deliver to the Operating Partnership, absolutely and unconditionally, and free and clear of all Liens (other than Permitted Liens), all of its right, title and interest to the Membership Interest in the Company. 2.2 Excluded Assets. Notwithstanding the foregoing, the parties expressly acknowledge and agree that all assets and properties of the Contributor set forth on Schedule 2.4, shall be deemed “Excluded Assets” and not contributed, transferred, assigned, conveyed or delivered to the Operating Partnership pursuant to this Agreement, and the Operating Partnership shall not have any rights or obligations with respect thereto. Unless otherwise agreed in writing, the Contributor, at the Contributor’s expense, shall remove the Excluded Assets from the Property as soon as possible after the Closing Date but in no event later than 7 days after the Closing Date. If the Contributor fails to comply with the foregoing provisions, the Operating Partnership may dispose of such items at the Contributor’s expense or make such other arrangements as the Operating Partnership may determine appropriate. 2.3 Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Operating Partnership shall assume from the Contributor and thereafter pay, perform or discharge in accordance with their terms all of the liabilities of the Contributors (the “Assumed Liabilities”). 2.4 Excluded Liabilities. Notwithstanding the foregoing, the parties expressly acknowledge and agree that the Operating Partnership shall not assume or agree to pay, perform or otherwise discharge any liabilities, obligations or other expenses of the Contributor (or acquire the Property subject thereto) listed on Schedule 2.4 attached hereto (the “Excluded Liabilities”), and such Excluded Liabilities shall not be contributed, transferred, assigned, conveyed or delivered to the Operating Partnership pursuant to this Agreement or any other means, and the Operating Partnership shall not have any obligations with respect thereto. 2.4.1 Intentionally Omitted. 2.4.2 Intentionally Omitted. 2.4.3 Nothing contained in this Agreement shall preclude the Operating Partnership from reducing or increasing the indebtedness secured by the Property above the amount of any existing loan or any loan closed contemporaneously with Closing in connection with any refinancing which may occur concurrently with or after the Closing. 2.4.4 Intentionally Omitted. 2.4.5 Except for any Assumed Liabilities, on or before Closing, the Contributor will pay all amounts owed to any creditors or persons and entities that otherwise possess any type of right or interest in the Contributed Assets arising from the ownership or operation of the Property by the Contributor prior to the Closing. 2.5 Consideration and Exchange of Series T Limited Units. Subject to terms of this Section, the Operating Partnership shall, in exchange for the Membership Interest of the Company, issue Common Limited Units and Series T Limited Units in quantities equal to the Contributor’s “Total Consideration” as indicated on Exhibit D. The transfer of the Series T Limited Units to the Contributor shall be evidenced by an amendment (the “Amendment”) to the OP Agreement as agreed upon by the Operating Partnership and the Contributor. The parties shall take such additional actions and execute such additional documentation as may be required by such party’s operating agreement or as may be reasonably required by the OP Agreement in order to effect the transactions contemplated hereby. 2.6 Treatment as Contribution. The transfer, assignment and exchange effectuated pursuant to this Agreement shall constitute a “capital contribution” to the Operating Partnership and is intended to be governed by Section 721(a) of the Code, and the Contributor and the Operating Partnership hereby consent to such treatment. 2.7Allocation of Total Consideration. The Total Consideration shall be allocated as set forth in Schedule 2.10. The Operating Partnership and the Contributor agree to (i) be bound by the allocation, (ii) act in accordance with the allocation in the preparation of financial statements and filing of all Tax Returns and in the course 6 ACTIVE 59664012v6 of any tax audit, tax review or tax litigation relating thereto and (iii) take no position and cause their affiliates that they control to take no position inconsistent with the allocation for income tax purposes. 2.8 Terms of Series T Limited Units. Subject to the specific terms of the OP Agreement, the Series T Limited Units shall be entitled to cash distributions made by the Operating Partnership according to Exhibit D and may be converted to Common Limited Units pursuant to the OP Agreement on terms set forth therein and in Exhibit D. The Contributor acknowledges that the Series T Limited Units will be converted into Common Limited Units pursuant to the terms in the OP Agreement beginning 36 months, or at the option of the Contributor up to 48 months, after issuance to the Contributor and will be valued as set forth on Exhibit D. The Contributor acknowledges that the assigned value upon conversion may be higher or lower than the initial valuation depending on the information imputed into the formula set forth on Exhibit D. 2.9 Intentionally Omitted. 2.10 the Property. Management Company. The Operating Partnership shall select a management company to manage Neither the Operating Partnership nor the selected management company shall be liable to the Contributor for, and the Contributor hereby waives, any claims, damages or losses incurred under any theory of liability as a result of, arising out of, in connection with, or related to the management company’s management and operation of the Property or the Property’s performance after the Closing Date. 2.11 Risk of Loss. The risk of loss relating to the Contributor’s Property prior to Closing shall be borne by the Contributor. If, prior to the Closing, the Property is partially or totally destroyed or damaged by fire or other casualty, or is taken by eminent domain or through condemnation proceedings, then the Operating Partnership may, at its option (so long as the cost of repairing such destruction or damage is in the reasonable judgment of the Operating Partnership in excess of $500,000 (the “Maximum Amount”), determine not to acquire the Property if it has been partially or totally destroyed, damaged or taken. After the occurrence of any casualty or condemnation affecting the Property in excess of the Maximum Amount, the Operating Partnership may also, at its option within 30 days after the Operating Partnership is notified of any such casualty or condemnation, elect to (a) acquire the Property and (b) direct the Contributor to pay or cause to be paid to the Operating Partnership upon or following the Closing any sums collected by the Contributor, if any, under any policies of insurance, if any, or award proceeds relating to such casualty or condemnation (to the extent that the Contributor has not applied such sums or proceeds to the restoration of the Property or otherwise to address the impacts of such casualty or condemnation) and otherwise assign to the Operating Partnership upon or following the Closing all rights of the Contributor to collect such sums as may then be uncollected, and/or to the extent available to the Contributor, adjust or settle any insurance claim or condemnation proceeding, which the Contributor has not adjusted or settled prior to the Closing. Under such circumstances, the Contributor’s Total Consideration shall be reduced by the amount of (i) any deductibles under the applicable insurance policies or award with respect to the Property contributed at Closing and (ii) any uninsured casualty or loss with respect to the Property contributed at Closing. Insurance on the transferred Property shall be cancelled as of 12:01 a.m. EST after the Closing Date, and thereafter the Operating Partnership shall be solely responsible for all risk of loss relating to the Property. In the event that this Agreement is terminated by the Operating Partnership as provided above, the Earnest Money shall be returned in full to the Operating Partnership and neither party shall have any further duties or obligations to the other, except for any obligations expressly surviving the termination of this Agreement. 2.12 Escrow. Escrow shall be opened by the Operating Partnership with First American Title Company (the “Closing Agent”) upon execution of this Agreement by both parties. Within two (2) business days after the Effective Date the Operating Partnership will deposit an earnest money deposit of $100,000 (the “Earnest Money”) with Escrow Agent, which Earnest Money shall be applied to the cash payable, if any, by the Operating Partnership at the Closing. A copy of this fully-executed Agreement will be delivered to the Closing Agent by the Operating Partnership and will serve as escrow instructions together with any additional instructions required by the Contributor and/or the Operating Partnership or their respective counsels. The Contributor and the Operating Partnership agree to cooperate with the Closing Agent and sign any additional instructions reasonably required by the Closing Agent to close escrow. If there is any conflict between any other instructions and this Agreement, this Agreement shall control. Notwithstanding anything else herein, in all events, the sum of $100.00 (the “Independent Consideration”), which sum has been bargained for and agreed to as consideration for Contributor’s execution and delivery of this Agreement, will be payable to the Contributor out of the Earnest Money, even if this Agreement is terminated under its express provisions. The Independent Consideration is independent of all other consideration provided in this Agreement, and is nonrefundable in all events. The Operating Partnership and Contributor stipulate that the Independent Consideration 7 ACTIVE 59664012v6 is sufficient consideration to support this Agreement notwithstanding the Operating Partnership’s rights to terminate this Agreement as set forth herein. 2.13 Title. Prior to the date hereof, the Contributor delivered to the Operating Partnership an ALTA Commitment for Title Insurance from First American Title Insurance Company (the “Title Company”), Commitment No. NCS-1054352-CO, with a Commitment Date of March 5, 2021 (the “Title Commitment”). The Operating Partnership shall have until 11:59 pm EST on the day that is 10 days prior to the expiration of the Due Diligence Period to examine title and make any objections thereto and making of requests for specific endorsements, said objections or requests (“Objections”) to be made in writing or deemed waived. If any Objections are so made, the Contributor shall within 5 days after receipt of the Operating Partnership’s Objections (the “Contributor’s Cure Period”) respond to the Operating Partnership in writing whether the Contributor shall cure such Objections or decline to cure any Objection. If the Contributor shall decide to make no efforts or shall be unwilling to cure, remove, or obtain insurable title over the Operating Partnership’s Objections, the Operating Partnership may, by the later of the end of the Due Diligence Period, either (a) waive its Objections and proceed to Closing, or (b) terminate this Agreement by notice to the Contributor and receive a full return of the Earnest Money. 2.14 Due Diligence Period. 2.14.1The Operating Partnership.Within 3 business days after the Effective Date, the Contributor shall deliver to the Operating Partnership due diligence documents requested as of the Effective Date, to the extent actually in the Contributor’s possession or available to the Contributor through its commercially reasonable efforts (the “Due Diligence Documents”). The Operating Partnership shall have until 11:59 pm EST on the date which is 45 days after the Effective Date (the “Due Diligence Period”) to review the Due Diligence Documents. During the Due Diligence Period, the Operating Partnership may cancel this Agreement for any reason or no reason by delivering a cancellation notice to the Contributor and Closing Agent on or before the expiration of the Due Diligence Period and the Earnest Money shall be immediately returned in full to the Operating Partnership and neither party shall have any further duties or obligations to the other hereunder (except for any obligation expressly surviving the termination of this Agreement). If the Operating Partnership does not notify the Contributor and Closing Agent in writing, signed only by Norman H. Leslie or David R. Durell, on or before the expiration of the Due Diligence Period that the Operating Partnership is satisfied with the Due Diligence Period (the “Satisfaction Notice”), the Operating Partnership will be deemed to have exercised its right of termination and this Agreement will terminate and the Earnest Money shall be immediately returned in full to the Operating Partnership and neither party shall have any further duties or obligations hereunder (except for any obligation expressly surviving the termination of this Agreement). 2.14.2The Contributor.The Operating Partnership has delivered to the Contributor the Confidential Private Placement Memorandum and all related documents (collectively, the “Offering Documents”) of the Operating Partnership. Upon execution of this Agreement, the Contributor shall have 14 days to review the Offering Documents (the “Offering Review Period”). During the Offering Review Period, the Contributor may cancel this Agreement for any reason by delivering a cancellation notice to the Operating Partnership and Closing Agent on or before the expiration of the Offering Review Period and neither party shall have any further duties or obligations to the other hereunder (except for any obligation expressly surviving the termination of this Agreement). 2.14.3Access by the Operating Partnership.The Contributor will permit the Operating Partnership and its representatives to make a full business, financial, accounting, and legal review of the Property to the extent the Operating Partnership deems necessary (the “Due Diligence Review”). (a) Such right will include the right to information regarding the sales and operations of the Property from and after the Effective Date but shall not include any of Contributor’s Tax Returns or any related files unless and except such Tax Returns and related filings need to be made available to the Operating Partnership in order to the Operating Partnership to comply with applicable securities regulations. (b) The Contributor will take all reasonable steps necessary to cooperate with the Operating Partnership in undertaking the Due Diligence Review. (c) During the Due Diligence Period, the primary Contributor point of contact will be Nicholas Meli (the “Contributor Point of Contact”). Furthermore, during the Due Diligence Period, the Operating Partnership will be given direct access, and ability to communicate to the General Manager, Assistant General 8 ACTIVE 59664012v6

Manager, Head Housekeeper, Chief Engineer, and Director of Sales (collectively, “Key Personnel”) upon reasonable prior notice by the Operating Partnership to Contributor and provided that Contributor has the opportunity to be present during all such communications. (d) The Contributor’s obligation to provide information regarding the Property to the Operating Partnership will continue until the earlier of (x) Closing and (y) the termination of this Agreement. 2.14.4Notwithstanding anything to the contrary herein, in no event shall the Operating Partnership conduct or allow any invasive physical testing (environmental, structural or otherwise) of, on, at or under the Property (such as soil borings, water samplings or the like) or take physical samples from the Property without the Contributor’s express written consent, which consent, as to such intrusive physical testing or sampling, may be given or withheld in the Contributor’s sole discretion. As a condition of obtaining the Contributor’s consent to any intrusive physical testing or sampling, the Operating Partnership shall provide for the Contributor’s review and approval, a copy of the proposed work plan for any such physically intrusive testing. 2.14.5In connection with the Operating Partnership’s (or its employees, agents, contractors and subcontractors) entry onto the Property, the Operating Partnership shall (a) keep the Property free of any liens or third-party claims resulting therefrom, (b) indemnify and hold harmless the Contributor from and against any and all damages, claims, actions, penalties, liabilities, losses and expenses incurred by or asserted against the Contributor arising from personal injury or property damage in connection with the Operating Partnership’s (or its employees, agents, contractors and subcontractors) entry onto the Property, (c) procure general liability insurance with limits of not less than $1,000,000 per occurrence/$2,000,000 aggregate, and contractor’s pollution liability insurance for any approved intrusive environmental testing with minimum limits of $5,000,000 per occurrence and in the aggregate, and provide to the Contributor, prior to entering onto the Property, a certificate of insurance evidencing such coverage and naming the Contributor as an additional insured and (d) restore the Property to substantially the same condition as existed prior to the Operating Partnership’s (or its employees, agents, contractors and subcontractors) entry onto the Property. This Section shall survive Closing or any termination of this Agreement. 2.14.6The Operating Partnership agrees that (a) the results of all inspections, analyses, studies and similar reports relating to the Property prepared by or for the Operating Partnership utilizing any information acquired in whole or in part through the exercise of the Operating Partnership inspection rights; and (b) all information regarding the Property of whatsoever nature made available to the Operating Partnership by the Contributor or their agents or representatives (collectively, other than any of the foregoing that is generally available to the public other than through a breach of this paragraph, the “Proprietary Information”) is confidential and shall not be disclosed to any other third party except those assisting the Operating Partnership with the transaction, and then only upon the Operating Partnership making such third parties aware of the confidentiality restriction (in which event the Operating Partnership shall be responsible for such third party’s breach of such confidentiality restrictions, as if such breach were committed by the Operating Partnership). The Operating Partnership agrees not to use or allow to be used any such information for any purpose other than to determine whether to proceed with the contemplated transaction, or if Closing is consummated, in connection with the operation of the Property post-Closing. Further, if the transaction contemplated hereby fails to close for any reason, the Operating Partnership shall destroy, permanently delete or return to the Contributor, or cause to be returned to the Contributor, all Proprietary Information in the Operating Partnership’s possession. This Section shall survive Closing or any termination of this Agreement. 2.14.7Except to the extent expressly stated otherwise herein, the Contributor makes no representations or warranties as to the truth, accuracy, completeness, methodology of preparation or otherwise concerning any Proprietary Information or any other documents or materials provided to or obtained by the Operating Partnership in connection with the Due Diligence Review (e.g., that such materials are complete, accurate or the final version thereof, or that such materials are all of such materials as are in the Contributor’s possession). It is the parties’ express understanding and agreement that any materials which the Operating Partnership is allowed to review are provided only for the Operating Partnership’s convenience in making its own examination and determination as to whether it wishes to close the transactions contemplated herein, and, in doing so, the Operating Partnership shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and not on any materials supplied by the Contributor. The Operating Partnership expressly disclaims any intent to rely on any such materials provided to it by the Contributor in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information and the representations and warranties contained herein. 9 ACTIVE 59664012v6

2.14.8THE OPERATING PARTNERSHIP AGREES (WHICH AGREEMENT SHALL SURVIVE CLOSING OR TERMINATION OF THIS AGREEMENT) TO INDEMNIFY, DEFEND, AND HOLD THE CONTRIBUTOR, AND ITS RESPECTIVE AFFILIATES, AGENTS, SHAREHOLDERS, OFFICERS, EMPLOYEES AND REPRESENTATIVES, FREE AND HARMLESS FROM ANY LOSS, INJURY, DAMAGE, CLAIM, LIEN, COST OR EXPENSE, INCLUDING REASONABLE ATTORNEYS’ FEES AND COSTS, ARISING OUT OF A BREACH OF SECTION [2.17] BY THE OPERATING PARTNERSHIP IN CONNECTION WITH THE INSPECTION OF THE PROPERTY, OR OTHERWISE FROM THE EXERCISE BY THE OPERATING PARTNERSHIP OR ITS AGENTS OF THE RIGHT OF ACCESS ON THE PROPERTY. THIS SECTION SHALL SURVIVE CLOSING OR TERMINATION OF THIS AGREEMENT. 3. Closing. 3.1 Conditions Precedent. 3.1.1 The obligations of the Operating Partnership to effect the transactions contemplated hereby shall be subject to the following conditions precedent having been satisfied on or before the Closing: (a) The representations and warranties of the Contributor contained in this Agreement shall have been true and correct in all respects on the date such representations and warranties were made and on the Closing Date as if made at and as of such date. (b)The obligations of the Contributor contained in this Agreement to be performed by Contributor shall have been duly performed on or before the Closing, including without limitation, the Contributor’s obligations to deliver the Closing Documents set forth in Section 3.3, and the Contributor shall not have breached any of its covenants contained herein in any material respect. (c) The Contributor shall have executed and delivered to the Operating Partnership the documents required to be delivered pursuant to Section 3.3. (d) The Operating Partnership shall have entered into the New Franchise Agreement in accordance with Section 6.1.9 of this Agreement and the Existing Franchise Agreement shall have been terminated. (e) The Operating Partnership shall simultaneous with Closing have obtained a mortgage loan on the Property (the “Acquisition Loan”) from Access Point Financial, LLC or its affiliate (“APF”), on substantially the terms and conditions outlined on the Term Sheet (the “Loan Term Sheet”); provided, however, the Operating Partnership’s ability to terminate the Agreement in accordance with Section 3.1.3 of this Agreement for a Condition Failure related to this Section 3.1.1(f) is contingent upon the Operating Partnership (i) having used good faith efforts to negotiate final loan documents on APF’s customary forms, subject to the terms and conditions of the Loan Term Sheet and the Operating Partnership’s requesting other commercially common changes to such customary forms (it being understood and agreed that the Operating Partnership shall be deemed to have used good faith in negotiating final loan documents so long as the Operating Partnership’s requested changes or comments to such loan documents are not entirely commercially unreasonably or otherwise made in bad faith), and (ii) timely providing APF with information and documentation reasonably requested by APF, including, without limitation, KYC requirements, (iii) having used good faith efforts to close upon the Acquisition Loan contemporaneously with the Closing. (f) Notification. Between the Effective Date and the Closing, the Contributor shall promptly notify the Operating Partnership in writing if the Contributor has Knowledge of any fact or condition that causes or constitutes a breach of any of the representations and warranties made by it in this Agreement on the date hereof, or if Contributor has Knowledge of the occurrence after the Effective Date of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in any part of the Disclosure Schedules, the Contributor shall promptly deliver to the Operating Partnership a supplement to its disclosures specifying said change. During the same period, the Contributor shall promptly notify the Operating Partnership of the occurrence of any breach of any covenant of the Contributor in this Agreement or of the occurrence of any event that may make the satisfaction of the conditions in herein impossible or unlikely. 10 ACTIVE 59664012v6

Any or all of the foregoing conditions precedent may be waived by the Operating Partnership in its sole and absolute discretion. 3.1.2 The obligations of the Contributor to effect the transactions contemplated hereby shall be subject to the following conditions precedent having been satisfied: (a) On or before the Closing, the representations and warranties of the Operating Partnership contained in this Agreement shall have been true and correct in all respects on the date such representations and warranties were made and on the Closing Date as if made at and as of such date. (b) On or before the Closing, the obligations of the Operating Partnership contained in this Agreement to be performed by the Operating Partnership shall have been duly performed on or before the Closing, and the Operating Partnership shall not have breached any of its covenants contained herein in any material respect. (c) Simultaneous with Closing, APF shall have made the Acquisition Loan to the Operating Partnership. (d) The Operating Partnership shall have entered into the New Franchise Agreement in accordance with Section 6.1.9 of this Agreement and the Existing Franchise Agreement shall have been terminated. (e) Between the Effective Date and the Closing, the Operating Partnership shall promptly notify the Contributor in writing if the Operating Partnership has Knowledge of any fact or condition that causes or constitutes a breach of any of the representations and warranties made by it in this Agreement on the date hereof, or if Contributor has Knowledge of the occurrence after the Effective Date of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, the Operating Partnership shall promptly notify the Contributor of the occurrence of any breach of any covenant of the Operating Partnership in this Agreement or of the occurrence of any event that may make the satisfaction of the conditions in herein impossible or unlikely. Any or all of the foregoing conditions precedent may be waived by the Contributor in its sole and absolute discretion. 3.1.3 If any of the conditions to Closing set forth in this Section are not satisfied for reasons other than a default by the electing party of its obligations under this Agreement (each, a “Condition Failure”), then either party may, by written notice to the other party, elect to extend the Closing Date by a period up to sixty (60) days (the “Condition Failure Cure Period”) to allow for the cure such Condition Failure. For the purpose of clarity, in the event a Condition Failure Cure Period is exercised pursuant to Section, the Condition Failure Cure Period under this Section shall run concurrently and not consecutively. If neither party elects to extend the Closing Date as aforesaid or fails to cure the Condition Failure during the Condition Failure Cure Period, if any, then the party suffering the Condition Failure may elect, upon written notice to the other party and as their sole and exclusive remedy, to terminate this Agreement, in which event the Earnest Money shall be returned to the Operating Partnership, and neither party shall have any further liability or obligation to the other, except for the provisions of this Agreement which are expressly stated to survive the termination of this Agreement. 3.2 Time and Place. The closing date on the Operating Partnership’s acquisition of the Property shall be on the 30th day following the expiration of the Due Diligence Period (the “Closing” or the “Closing Date” as the context may require), unless extended in accordance with this Agreement. However, the Closing Date may be earlier upon the mutual written agreement of the parties. Provided that the Operating Partnership has not elected for a Condition Failure Cure Period, the Closing Date may be extended at the election of the Operating Partnership for two 30-day periods at no cost. 3.3 Closing Deliveries. At the Closing, the parties shall make, execute, acknowledge and deliver (as applicable), or cause to be made, executed, acknowledged and delivered the following (collectively, the “Closing Documents”): 3.3.1 The Contribution and Assumption Agreement in the form attached hereto as Exhibit B; 11 ACTIVE 59664012v6

3.3.2 Contributor and Operating Partnership shall comply with the requirements of the controlling Ground Lease or applicable sublease as to the requirements of transfer. 3.3.3 The OP Agreement; 3.3.4 The Amendment evidencing the transfer of Series T Limited Units and the Common Limited Units to the member of the (or approved affiliate) Contributor; 3.3.5 The Operating Partnership shall have delivered a cash payment to the Contributor in an amount equal to the maximum principal balance of the Acquisition Loan. 3.3.6 The Contributor shall deliver all books and records, title insurance policies, leases, lease files, contracts, and other documents with respect to the Property which are in the Contributor’s possession or which can be obtained through the Contributor’s commercially reasonable efforts; 3.3.7 A certificate from the Contributor, stating under penalty of perjury, the Contributor’s United States Taxpayer Identification Number and that the Contributor is not a foreign person pursuant to Section 1445(b)(2) of the Code and a comparable certificate satisfying any applicable federal and state law and Section 4.2.6 and any other withholding requirements; 3.3.8 Northbrook, LLC; A duly executed Assignment of Interest of the voting and economic interest for APF – 3.3.9 The Contributor shall deliver any other documents reasonably requested by the Operating Partnership or reasonably necessary or desirable to assign, transfer, convey, contribute and deliver the Contributor’s Property (subject to the Permitted Liens) and effectuate the transactions contemplated hereby; 3.3.10A certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by the Contributor of this Agreement, any related documents and the documents listed in this Section 3.3; 3.3.11The Operating Partnership, on the one hand, and the Contributor, on the other hand, shall provide to the other a certification regarding the accuracy in all material respects of each of their respective representations and warranties herein; 3.3.12The Contributor shall deliver an affidavit to the Title Company in the form and content mutually, reasonably acceptable to Contributor and the Title Company; 3.3.13 Closing Statements detailing all prorations and adjustments; 3.3.14 hereto as Exhibit E; A duly executed Non-Competition and Non-Solicitation Agreement in the form attached 3.3.15 the Closing Date; and The Contributor shall deliver evidence that any existing Leases shall be terminated as of 3.4 Closing Costs.Subject to Section 2.14, the Operating Partnership shall be responsible for (i) reassessments, (ii) escrow charges, (iii) the cost of the Owner’s Title Policy (with extended coverage) and the cost of any endorsements to the Owner’s Title Policy which the Operating Partnership shall require and the cost of the updated to the Commitment/Search, (iv) all costs associated with any new Property Reports obtained by the Operating Partnership, and (v) all costs relating to the issuance of the New Franchise Agreement. The Contributor shall be responsible for (i) any documentary or other transfer taxes, (ii) any recording taxes or fees charged for recording the Deed, (iii) the cost of scheduling, ordering and providing the Operating Partnership an approved change of ownership property improvement plan and (iv) any withholding taxes required to be paid and/or withheld in respect of the Contributor at Closing as a result of the Contributor’s tax status. Each party will pay its own attorneys’ fees for this transaction. 12 ACTIVE 59664012v6

4. Representations and Warranties and Indemnities. 4.1 Representations and Warranties of the Operating Partnership. The Operating Partnership hereby represents and warrants to the Contributor that: 4.1.1 Organization; Authority. The Operating Partnership has been duly formed and is validly existing under the laws of the jurisdiction of its formation and is and at the Closing shall be treated as a “partnership” for federal income tax purposes, and has all requisite power and authority to enter this Agreement, each agreement contemplated hereby and to carry out the transactions contemplated hereby and thereby, and own, lease or operate its property and to carry on its business as described in the Memorandum and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary. 4.1.2 Due Authorization. The execution, delivery and performance of this Agreement by the Operating Partnership has been duly and validly authorized by all necessary action of the Operating Partnership. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable against the Operating Partnership in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles. 4.1.3 Consents and Approvals. Assuming the accuracy of the representations and warranties of the Contributor and the accuracy of the representations and warranties contained in the Subscription Agreement and this Agreement, no consent, waiver, approval or authorization of any third party or governmental authority or agency is required to be obtained by the Operating Partnership in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except any of the foregoing that shall have been satisfied prior to the Closing Date and except for those consents, waivers and approvals or authorizations, the failure of which to obtain would not have a material adverse effect on the Operating Partnership or the Operating Partnership’s ability to perform under this Agreement. 4.1.4 Partnership Matters.The Series T Limited Units which will be part of the Total Consideration, when issued and delivered in accordance with the terms of this Agreement for the consideration described herein, will be duly and validly issued, and free of any Liens other than any Liens arising through the Contributor. The Common Units which will be part of the Total Consideration, when issued and delivered in accordance with the terms of this Agreement for the consideration described herein, will be duly and validly issued, and free of any Liens other than any Liens arising through the Contributor. 4.1.5 Non-Contravention. Assuming the accuracy of the representations and warranties of the Contributor made hereunder, none of the execution, delivery or performance of this Agreement, any agreement contemplated hereby and the consummation of the contribution transactions contemplated hereby and thereby will (a) result in a default (or an event that, with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in any loss of any material benefit, pursuant to any material agreement, document or instrument to which the Operating Partnership or any of its properties or assets may be bound, or (b) violate or conflict with any judgment, order, decree or law applicable to the Operating Partnership or any of its properties or assets; provided in the case of (a) and (b), unless any such default, violation or conflict would not have a material adverse effect on the Operating Partnership or the Operating Partnership’s ability to perform under this Agreement. 4.2 Representations and Warranties of the Contributor. The Contributor represents and warrants to the Operating Partnership, which representations and warranties are true and correct as of the Effective Date and will be true and correct as of the date of Closing: 4.2.1 Organization; Authority; Qualification. The Contributor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. The Contributor has all requisite power and authority to enter into this Agreement, each agreement contemplated hereby and to carry out the transactions contemplated hereby and thereby, and to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary. 13 ACTIVE 59664012v6

4.2.2 Due Authorization. The execution, delivery and performance of the Agreement by the Contributor has been duly and validly authorized by all necessary action of the Contributor. The Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Contributor pursuant to the Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Contributor, each enforceable against the Contributor in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles. 4.2.3 Consents and Approvals. Except as shall have been satisfied prior to the Closing Date, no consent, waiver, approval or authorization of any third party or governmental authority or agency is required to be obtained by the Contributor in connection with the execution, delivery and performance of the Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals or authorizations, the failure of which to obtain would not have a material adverse effect on the assets, business, financial condition and results of operation of the Property, taken as a whole (a “Material Adverse Effect”). 4.2.4 Capitalization. All of the issued and outstanding Contributor Equity Interests, which shall mean all the outstanding and issued membership units of the Contributor, are owned of record and beneficially by the Contributor Equityholders. A true and complete list of the certificate numbers and number of membership interests held by each of the Contributor Equityholders is set forth in Schedule [4.2.4]. There are no options, calls, subscriptions, warrants, agreements, buy-sell agreements, member control agreements, or other securities or rights outstanding for the purchase or other acquisition of Seller’s Equity Interests; that are convertible into, exercisable for, or relate to Contributor’s equity interests; or that have any voting rights. Contributor has no outstanding contractual obligations to repurchase, redeem, or otherwise acquire any outstanding shares of Seller’s Equity Interests other than as provided in the Operating Agreement of Contributor. Contributor and Contributor Equityholders have waived all rights and provisions of Operating Agreement of Contributor that would affect in any manner any of the transactions contemplated in this Agreement. A copy of the waiver has been delivered to Operating Partnership. 4.2.5 Seller Equity Interests. Seller Equityholders are the lawful owners of the membership interests, free from all pledges, liens, security interests, encumbrances, mortgages, adverse claims, charges, options, equity interests, proxies, voting agreements or trusts, leases, tenancies, easements, or other interests (Encumbrances). All units of the Contributor’s Equity Interests have been authorized and validly issued and are fully paid, nonassessable, and free of preemptive rights. On delivery to Operating Partnership at the Closing of the purchased Contributor’s Equity Interests, endorsed for transfer, Operating Partnership will be the absolute owner of the Contributor’s Equity Interests, free from all Encumbrances. 4.2.6 No Subsidiaries. Contributor does not have any subsidiaries or directly or indirectly own any interest or have any investment in any other corporation, partnership, or other entity. 4.2.7 Financial Information. To the best of the Contributor’s Knowledge, the financial information provided by the Contributor, fairly present both the financial position of Contributor as of the respective dates indicated and the results of operations, retained earnings, and changes in financial position of Contributor for the respective periods indicated, and such balance sheets have been prepared in accordance with generally accepted accounting principles. 4.2.8 Ownership of the Property; Contributed Assets. The Contributor has not been served with any notice of intent to claim a mechanic’s Lien on the Property and states that all parties who have furnished labor or materials on or at the Property within the last 90 days whether for repair, improvement, or otherwise have been fully compensated or will be in the ordinary course and prior to Closing to the extent not an Assumed Liability. Further, the Contributor has not contracted for nor is liable for obligations related to repairs, services, and other items that will not be paid in full at Closing, except for any Assumed Liabilities. 4.2.9 No Violation. None of the execution, delivery or performance of the Agreement, any agreement contemplated thereby and the transactions contemplated hereby and thereby does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right adverse to the Contributor or the Operating Partnership of (a) the organizational documents, including the operating agreement, if any, of the Contributor, (b) any agreement, document or instrument to which the Contributor is a party or by which the Contributor, Property, or the Contributed Assets are bound or (c) any term or provision of any judgment, order, writ, 14 ACTIVE 59664012v6 injunction, or decree, or require any approval, consent or waiver of, or make any filing with, any person or governmental or regulatory authority or foreign, federal, state, local or other law binding on the Contributor or by which the Contributor, or any of its assets or properties (including the Contributed Assets) are bound or subject; provided in the case of (b) and (c) above, unless any such violation, conflict, breach or default would not have a Material Adverse Effect. 4.2.10Non-Foreign Status. The Contributor is a United States person (as defined in Section 7701(a)(30) of the Code) and is not a “foreign person” (within the meaning of Section 1445 of the Code), and is, therefore, not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons, and is not subject to any state withholding requirements. The Contributor will provide certificates at the Closing to this effect as provided for in this Section 4.2.6. 4.2.11Investment Purposes. The Contributor acknowledges its understanding that the offering and issuance of the Series T Limited Units to be acquired pursuant to the Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the “Act”) and that the Operating Partnership’s reliance on such exemption is predicated in part on the accuracy and completeness of the representations and warranties of the Contributor contained herein. In furtherance thereof, the Contributor represents and warrants to the Operating Partnership as follows: (a) Investment. The Contributor is acquiring the Series T Limited Units solely for its own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof. The Contributor agrees and acknowledges that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, “Transfer”) any of the Series T Limited Units, except as set forth in the OP Agreement, unless (i) the Transfer is pursuant to an effective registration statement under the Act and qualification or other compliance under applicable blue sky or state securities laws, or (ii) counsel for the Contributor (which counsel shall be reasonably acceptable to the Operating Partnership) shall have furnished the Operating Partnership with an opinion, reasonably satisfactory in form and substance to the Operating Partnership, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws, and (iii) the Transfer is permitted pursuant to the OP Agreement. The term “Transfer” shall not include any redemption of the Series T Limited Units or exchange of the Series T Limited Units for REIT Shares pursuant to Section 9.4 of the OP Agreement. Notwithstanding the foregoing, no Transfer shall be made unless it is permitted under the OP Agreement. (b) Knowledge. The Contributor is knowledgeable, sophisticated and experienced in business and financial matters and fully understands the limitations on transfer imposed by the Federal securities laws and as described in the Agreement. The Contributor is able to bear the economic risk of holding the Series T Limited Units for an indefinite period and is able to afford the complete loss of its investment in the Series T Limited Units; the Contributor has received and reviewed all information and documents about or pertaining to the Company, the Operating Partnership, the business and prospects of the Operating Partnership and the issuance of the Series T Limited Units as the Contributor deems necessary or desirable, has had cash flow and operations data for the Property made available by the Operating Partnership upon request and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the Operating Partnership, the Property, the business and prospects of the Operating Partnership and the Series T Limited Units which the Contributor deems necessary or desirable to evaluate the merits and risks related to its investment in the Series T Limited Units and to conduct its own independent valuation of the Property. (c) Holding Period. The Contributor acknowledges that it has been advised that (i) the Series T Limited Units must be held for 12 months and may have to be held indefinitely thereafter, and the Contributor must continue to bear the economic risk of the investment in the Series T Limited Units (and any Common Stock that might be exchanged therefor), unless they are subsequently registered under the Act or an exemption from such registration is available (it being understood that the Operating Partnership has no intention of so registering the Series T Limited Units) and (ii) a notation shall be made in the appropriate records of the Operating Partnership indicating that the Series T Limited Units are subject to restrictions on transfer. (d) Accredited Investor. The Contributor is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Act). The Contributor has previously provided the Operating 15 ACTIVE 59664012v6

Partnership with a duly executed Accredited Investor Questionnaire. No event or circumstance has occurred since delivery of such questionnaire to make the statements contained therein false or misleading. 4.2.12No Brokers. Neither the Contributor nor any of the Contributor’s respective officers, directors or employees, to the extent applicable, or the Operating Partnership, nor any of the Operating Partnership’s respective officers, directors or employees have employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of either Operating Partnership or any of its affiliates or the Contributor to pay any finder’s fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by the Agreement. Each the Contributor and Operating Partnership shall indemnify, defend and hold the Operating Partnership harmless from and against any other broker’s commission or finder’s fee and other claims asserted by any person claiming a broker’s commission or finder’s fee concerning this Agreement or the purchase and sale of the Property. The terms and conditions of this Section 4.2.10 shall survive Closing. 4.2.13Solvency. The Contributor will be solvent immediately following the transfer of the Property and the Contributed Assets to the Operating Partnership. 4.2.14Taxes. No tax lien or other charge exists or will exist upon consummation of the transactions contemplated hereby with respect to the Property, except such tax liens for which the tax is not delinquent and has been properly reserved for payment by the Contributor. 4.2.15Litigation or Insolvency Proceedings. There is no Action, litigation, claim or other proceeding, either judicial or administrative (including, without limitation, any governmental action or proceeding), pending or, to the Contributor’s Knowledge, threatened in the last 12 months, against the Property, the Contributor, or the Contributed Assets or that would reasonably be expected to have a Material Adverse Effect upon the Contributor’s ability to consummate the transactions contemplated hereby. The Contributor is not bound by any outstanding order, writ, injunction or decree of any court, Governmental Entity or arbitration against or affecting all or any portion of its Property or the Contributed Assets, which in any such case would impair the Contributor ability to enter into and perform all of its obligations under the Agreement or would have a Material Adverse Effect. The Contributor is not involved in any proceeding by or against the Contributor in any court under the Bankruptcy Code or any other insolvency or debtor’s relief act, whether state or federal, or for the appointment of a trustee, receiver, liquidator, assignee, or other similar official of the Contributor or the Contributor’s property. 4.2.16Compliance With Laws. To the Contributor’s Knowledge, on the Effective Date, and as of the Closing Date, the Property will be maintained and operated in compliance in all material respects with all applicable laws, ordinances, rules, regulations, codes, orders and statutes (including, without limitation, those currently relating to fire safety, conservation, parking, the Occupational Safety and Health Act, the Americans with Disabilities Act, zoning and building laws) whether federal, state or local, foreign. The Contributor has not received any written notice claiming any deficiency with respect to any governmental licenses, permits, certificates of inspection, other authorizations, filings, and registrations which are necessary for a hotel to be operated at the Property that has not been corrected. The Contributor has not received written notice of any violation of any laws, ordinances or regulations from any governmental or regulatory authority with respect to the Property that has not been corrected. 4.2.17Eminent Domain. There is no existing or, to the Contributor’s Knowledge, proposed or threatened condemnation, eminent domain or similar proceeding, or private purchase in lieu of such a proceeding, in respect of all or any material portion of the Property. 4.2.18Real Property. (a) The Contributor has not received any written notice of any uncured default with respect to any material agreement affecting the Property which would have a Material Adverse Effect on the Property, and has no Knowledge of any such defaults currently existing. To the Contributor’s Knowledge, such agreements are valid and binding and in full force and effect, have not been amended, modified or supplemented since such time as such agreements were made available to the Operating Partnership, except for such amendments, modifications and supplements delivered or made available to the Operating Partnership. 4.2.19Environmental Compliance. To the Contributor’s Knowledge, the Property is currently in compliance with all Environmental Laws and Environmental Permits. The Contributor has not received any notice 16 ACTIVE 59664012v6 from the United States Environmental Protection Agency or any other federal, state, county or municipal entity or agency that regulates Hazardous Materials or public health risks or other environmental matters or any other private party or Person claiming any violation of, or requiring compliance with, any Environmental Laws or Environmental Permits or demanding payment or contribution for any Release or other environmental damage in, on, under, or upon the Property. No investigation or litigation with respect to Hazardous Materials located in, on, under or upon the Property is pending or, to the Contributor’s Knowledge, has been threatened in the last 12 months by any Governmental Entity or any third party. Except as disclosed in any written environmental report(s) provided by the Contributor or otherwise obtained by the Operating Partnership, to the Contributor’s Knowledge, no environmental conditions exist at, on, under, upon or affecting the Property or any portion thereof that would reasonably be likely to result in any material claim, liability or obligation under any Environmental Laws or Environmental Permit or any material claim by any third party. 4.2.20Trademarks and Tradenames; Proprietary Rights. (a) There are no actions or other judicial or administrative proceedings against the Contributor, or the Property pending or, to the Contributor’s Knowledge, threatened or reasonably anticipated in the last 12 months, that concern any copyrights, copyright application, trademarks, trademark registrations, trade names, service marks, service mark registrations, trade names and trade name registrations or any trade secrets being transferred to the Operating Partnership hereunder (the “Proprietary Rights”) and that, if adversely determined, would have a Material Adverse Effect. Contributor has not applied for any patents relating to the operations of the Property as conducted prior to the Closing. (b) Contributor has not received any written notice claiming the current use of the Proprietary Rights conflicts with, infringes upon or violates any copyright, trade secret, trademark or registration of any other person. 4.2.21Leases. As used herein, the term “Leases” shall include all leases, licenses, tenancies, possession agreements and occupancy agreements related to the Property, and all references to “tenants” and “Tenants” hereunder shall include all tenants, licensees or parties in possession under any such documents. Schedule 2.2 contains a complete and accurate list of all Leases. 4.2.22Tangible Personal Property. To the Contributor’s Knowledge, such Fixtures and Personal Property are free and clear of all Liens, other than Liens pursuant to the agreements pursuant to which such Fixtures and Personal Property are leased and Permitted Liens. 4.2.23Service Contracts. True and correct copies of the service, equipment, franchise, operating, management, parking, supply, utility and maintenance agreements relating to the Property (the “Service Contracts”) have been made available to the Operating Partnership and the same are in full force and effect and have not been modified or amended except in the ordinary course of the applicable Contributor’s business. To the Contributor’s Knowledge, no material event of default exists (which remains uncured) under any of the Service Contracts. 4.2.24Employment. (a) The Contributor has no employee benefit plans now in effect which are subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Provided that the Operating Partnership complies with Section 6.1.9 of this Agreement (concerning the WARN ACT), the transactions contemplated by the Agreement will not in and of themselves result in any liability with respect to labor and employment matters. (b) Collective Bargaining Agreements. There are no collective bargaining agreements currently in effect between the Contributor and labor unions or organizations representing any of the Contributor’s employees; and there does not now exist and there has been no formal or informal request to the Contributor for collective bargaining or for an employee election from any union or from the National Labor Relations Board. (c) Employment Regulations Compliance. To the Contributor’s Knowledge, (i) there are no unfair labor practice complaints against the Contributor pending before the National Labor Relations Board, and no such complaints have been threatened, (ii) there is no labor strike, dispute slowdown, or stoppage actually in 17 ACTIVE 59664012v6 progress or threatened against the Contributor, and (iii) no grievance or arbitration proceedings are pending and no such claim has been asserted in writing. 4.2.25Existing Loans. As of the Closing Date and excluding the Acquisition Loan, there are no secured loans encumbering the Property. 4.2.26Real Property Taxes; Zoning. Neither the Contributor nor its affiliates has received any notification of any material new or increased general or special tax assessments for the Property except as may be disclosed in the Preliminary Title Report, as of the Effective Date, or as may be disclosed in the Title Policy as of the Closing. The Property is assessed for real property tax through one tax bill and the Property is comprised of one or more independent tax lots. The Contributor has not received any written notice (which remains uncured) from any governmental authority stating that the Property is currently violating any zoning, land use or other similar rules or ordinances in any material respect. 4.2.27Insurance. The Contributor currently has in place public liability, casualty and other insurance coverage with reputable insurance companies with respect to the Property, as the case may be, in customary amounts for projects similar to the Property in the markets in which the Property is located but in an amount of no less than full replacement cost of the improvements and general liability insurance in a per occurrence amount of no less than $1,000,000 and aggregate claims amount of no less than $3,000,000 for each policy and shall maintain such coverage in full force and effect until the Closing, and in all cases substantially in compliance with the existing financing arrangements. To the Contributor’s Knowledge, each of such policies is in full force and effect, and all premiums due and payable thereunder have been fully paid when due. No written notice of cancellation, default or non-renewal has been received or to the Contributor’s Knowledge threatened with respect thereto. There are no outstanding claims on the Contributor’s insurance policies relating to the Property or any portion thereof. 4.2.28OFAC. The Contributor is not, nor will the Contributor become, a person or entity with whom United States persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including, without limitation, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, and is not and will not engage in any dealings or transactions or be otherwise with such person or entities. 4.2.29No Representations. The Contributor acknowledges that no representation or warranty has been made by the Company or the Operating Partnership with respect to the legal and tax consequences of the transfer of the Property, the Contributed Assets, the Assumed Liabilities and the Assumed Agreements to the Operating Partnership and the receipt of Series T Limited Units and the Total Consideration, as consideration therefor. The Contributor further represents and warrants that it has not relied on the Operating Partnership or its affiliates, representatives, counsel or other advisors and its respective representatives for legal or tax advice. 5. Limitation of Liability. 5.1 Untrue Representations; Change in Circumstances. 5.1.1 If any of a party’s representations and warranties are not materially true and correct at any time on or before the Closing (an “Untrue Representation”), then the party making such Untrue Representation shall not be in default hereunder, and the other party may, at such party’s option, exercised by written notice to the other party and as its sole and exclusive remedy, either (1) proceed with this transaction, accepting the applicable representation and warranty as being modified by such subsequent matters or knowledge and waiving any right relating thereto, if any, or (2) terminate this Agreement and declare this Agreement of no further force and effect and in which event the Earnest Money shall promptly be returned to the Operating Partnership. 5.1.2 Notwithstanding anything in Section [5.1.1] to the contrary, in the event that any Untrue Representation was made in bad faith or with a total disregard for the truth or falsity thereof at the time made, the same shall constitute a default under this Agreement whereupon the applicable provisions of Section [7] will apply. 18 ACTIVE 59664012v6

5.1.3 In the event a material change of circumstances that is (A) not otherwise expressly contemplated by this Agreement, (B) not within the control of the Contributor or the Operating Partnership, as applicable, (C) not caused by the Contributor’s breach of any of its obligations hereunder occurs on or prior to the Closing Date, and (D) not the result of any conduct described in Section [5.1.2] above, which material change in circumstances and causes any representations or warranties set forth in this Agreement, to become untrue in any material respect (a “Change of Circumstances”), and the other party is not willing to waive its objection thereto, the party making such representation or warranty shall have a period of thirty (30) days from the date of the discovery by such party of such Change of Circumstances to cure such untrue fact, condition or covenant to the other party’s reasonable satisfaction (and the Closing Date shall be extended to accommodate such cure period). If the party making such representation or warranty does not cure such Change of Circumstances to the other party’s reasonable satisfaction within such thirty (30) day period or refuses to attempt to do so, the other party may, at its option, elect to proceed in accordance with clauses (1) or (2) in Section [5.1.1] above. 5.2 All representations and warranties of the parties set forth in this Agreement or in any of the Closing Documents shall survive the Closing for a period of nine (9) months (the “Limitation Period”). Upon the expiration of the Limitation Period there shall be no recourse for such breach pursuant to the terms of this Agreement. The Operating Partnership shall provide actual written notice to the Contributor of any breach of any of the Contributor’s warranties or representations of which the Operating Partnership acquires knowledge, through any means, at any time after the Closing Date but prior to the expiration of the Limitation Period with respect to such representation or warranty, and shall allow sixty (60) days within which to cure such breach, or, if such breach is susceptible of cure but cannot reasonably be cured within sixty (60) days, an additional thirty (30) day time period to effect such cure so long as such cure has been commenced within such thirty (30) days and diligently pursued. If the Contributor fails to cure such breach after actual written notice and within such cure period (as extended), the Operating Partnership’s sole remedy shall be an action at law for damages as a consequence thereof, which must be commenced, if at all, within thirty (30) days after the expiration of such cure period (as extended). The Contributor shall provide actual written notice to the Operating Partnership of any breach of the Operating Partnership’s warranties or representations of which the Contributor acquires knowledge, through any means, at any time after the Closing Date but prior to the expiration of the applicable Limitation Period with respect to such representation or warranty, and shall allow the Operating Partnership sixty (60) days within which to cure such breach, or, if such breach is susceptible of cure but cannot reasonably be cured within sixty (60) days, an additional thirty (30) day time period to effect such cure so long as such cure has been commenced within such thirty (30) days and diligently pursued. If the Operating Partnership fails to cure such breach after actual written notice and within such cure period (as extended), the Contributor’s sole remedy under this Agreement shall be an action at law for damages as a consequence thereof, which must be commenced, if at all, within thirty (30) days after the expiration of such cure period (as extended). Notwithstanding the foregoing or anything to the contrary herein, in no event shall any either party hereto be liable to the other for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of profits, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple. 5.3 Notwithstanding anything in this Section 5 to the contrary except for the terms of Section 5.5 below, (i) the Operating Partnership shall not be entitled to make a claim against the Contributor (and the Contributor shall not be entitled to make a claim against the Operating Partnership) for a violation of their respective representations and warranties under this Agreement unless the amount of Losses to such parties equals or exceeds Fifty Thousand Dollars ($50,000) (the “Basket”) in any one instance, and (ii) the cumulative, maximum amount of liability that the Contributor shall have to the Operating Partnership, in the aggregate, for breaches of their respective representations and warranties under this Agreement and in any document executed by the Contributor pursuant to this Agreement shall not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Cap”). “Losses” means any and all actual claims, losses, damages, liabilities and expenses, including, without limitation, amounts paid in settlement, reasonable attorneys’ fees, costs of investigation, judicial and administrative proceedings or appeals therefrom, and costs of attachment or similar bonds asserted against, imposed upon, or incurred by the Operating Partnership in connection with or as a result of any breach of a representation or warranty of the Contributor contained in this Agreement or any document executed in connection with this Agreement from and after the Closing Date until the expiration of the Limitation Period. 5.4 Further, notwithstanding anything in this Section 5 to the contrary, if any of the representations or warranties contained in this Agreement or in any document or instrument delivered in connection herewith are false, 19 ACTIVE 59664012v6 inaccurate or have changed due to the occurrence of events or circumstances from and after the Effective Date, or any party is in breach or default in any material respect of any of its respective obligations under this Agreement, and the other party nonetheless closes the transactions hereunder, such party shall not have any indemnification obligation or other liability respecting such false, or inaccurate or changed representations or warranties, breach or default (and any cause of action resulting therefrom shall terminate upon the Closing), but only to the extent that, on or prior to the Closing, the other party shall have had actual knowledge of the false, inaccurate, changed representations or warranties or other breach or default. For purposes of this Agreement, (i) knowledge of the Operating Partnership shall mean (a) the knowledge of Norman Leslie, (b) those matters disclosed in the due diligence materials made available by the Contributor to the Operating Partnership, (c) those matters contained in the Title Commitment or appearing on any Survey, and (e) those matters appearing in any third-party report obtained by the Operating Partnership, and (ii) the knowledge of Seller shall means the knowledge of Nicholas Meli. 5.5 Contributor Equityholders and the Contributor, jointly and severally, shall pay, reimburse, indemnify, and hold harmless, in full, Operating Partnership, Contributor (as applicable), and their respective directors, officers, members and shareholder, successors, and permitted assigns from and against any and all claims, suits, actions, assessments, losses, diminution in value, liabilities, Taxes, fines, penalties, damages (compensatory, consequential, direct, indirect, and other), Losses, costs, and expenses (including reasonable legal fees), and including any Losses that arise in the absence of a third-party claim, in connection with or resulting from: (a) All debts, liabilities, and obligations of any Contributor Equityholder and the Contributor of any kind or character whatsoever to the extent existing or arising from facts and circumstances in existence at or before the Closing, including, without limiting the generality of the foregoing, debts, liabilities, and obligations arising from negligence, gross negligence, strict liability, tort, toxic tort, environmental liabilities, violations of law, default under any contract or commitment or otherwise attributable to any or each Contributor Equityholder and the Contributor or for which either a Contributor Equityholder or Contributor shall be responsible, and whether any such debts, liabilities, and obligations are accrued, absolute, contingent, matured, not matured, known, unknown, or otherwise, and whether or not of a character required to be reflected in a balance sheet of Contributor prepared in accordance with GAAP, except only for any debts, liabilities, and obligations to the extent disclosed in Schedule 2.5 or in the Closing Balance Sheet (except that this exclusion shall not exclude any debts, liabilities, or obligations arising from negligence, gross negligence, strict liability, tort, toxic tort, environmental liabilities, violations of law, or default under any contract or commitment attributable to any one or all Contributor Equityholder or the Contributor for which either the Contributor Equityholder or Contributor shall be responsible). (b) A breach of the representations set forth in the following Sections: 4.2.1, 4.2.2, 4.2.3, 4.2.4, 4.2.5, 4.2.6, 4.2.7, 4.2.9, 4.2.10, 4.2.13, 4.2.14, 4.2.15, 4.2.24 (whether at the date of this Agreement or the Closing Date). (c) Contributor Equityholders’ or the Contributor’s failure to perform or observe in full, or to have performed or observed in full, any covenant, agreement, or condition to be performed or observed by the Contributor Equityholders and the Contributor under this Agreement. The cumulative, maximum liability of Contributor and Contributor Equityholder under this Section 5.5 shall not exceed $1,000,000 and liability under this Section 5.5 shall survive the Closing for a period of three (3) years. 5.6 Notwithstanding anything in this Section 5 to the contrary, each Contributor Equityholder irrevocably waives and agrees that Contributor Equityholders will make no claim against Contributor of any kind or character, whether by way of subrogation, indemnity, contribution, breach of contract, or any other theory regarding any claim made by Operating Partnership, Contributor, or any other person under Section 5.5, and each Contributor Equityholder irrevocably releases and discharges Contributor from any such claim. 20 ACTIVE 59664012v6

6. Covenants. 6.1 Covenants of the Contributor and the Operating Partnership. 6.1.1 From the Effective Date through the Closing, the Contributor shall not, without the prior written consent of the Operating Partnership: (a) Sell, transfer (or agree to sell or transfer), assign or otherwise dispose of, or cause the sale, transfer, assignment or disposition of (or agree to do any of the foregoing) all or any portion of its interest in the Contributed Assets or Assumed Agreements or all or any portion of its interest in the Property; or 6.1.2 From the Effective Date through the Closing, the Contributor shall conduct its business with respect to the Property in the ordinary course of business consistent with Contributor’s past practices, and shall to the extent within its control, not, without the prior written consent of the Operating Partnership: (a) Enter into any material transaction not in the ordinary course of business with respect to any Property (except in the case of emergency whereupon the Contributor shall notify the Operating Partnership thereof within 5 business days); (b) Except as otherwise disclosed in the Disclosure Schedule, mortgage, pledge or encumber (other than by Permitted Liens) the Property or any assets related to the Property or the Contributed Assets, except (i) liens for taxes not delinquent or being disputed by the Contributor in good faith and by appropriate proceeding in the ordinary course of the Contributor’s business, and (ii) mechanics’ liens being disputed by the Contributor in good faith and by appropriate proceeding in the ordinary course of the Contributor’s business; (c) Cause or permit a change to the existing use of the Property other than as a result of entering into new Leases in compliance with this Agreement; (d) Cause or take any action that would render any of the representations or warranties regarding the Property as set forth in this Agreement untrue in any material respect (other than as a result of entering into new Leases in compliance with this Agreement); or (e) Enter into any new Leases related to the Property. The Operating Partnership shall approve or disapprove in writing any such action by the Contributor within 5 business days after receiving a written request (providing all information reasonably relevant to the Operating Partnership’s consideration) for such approval from the Contributor, which approval shall be in the Operating Partnership’s sole and absolute discretion. 6.1.3 Subject to the terms of Section 5 of this Agreement, from the Effective Date, the Contributor shall promptly provide notice to the Operating Partnership upon any discovery that may lead to the Contributor’s representations and warranties contained in this Agreement being incomplete, inaccurate or in any manner not completely true and correct as of the Closing Date, including without limitation, any matter which if uncured prior to the Closing Date would have such effect, even if the Contributor intends to cure, correct or remedy such matter prior to the Closing and is implementing such cure, correction or remedy. 6.1.4 If the liquor license has not been transferred to the Operating Partnership effective as of the Closing Date, and to the extent allowable under the laws of the State of Illinois, the parties will execute (or cause to be executed) a mutually agreeable temporary liquor management agreement to oversee and control the food and beverage operations of the Property; provided that to the extent that the Contributor does not itself hold the liquor license, the Contributor shall have no obligation to cause the holder thereof to enter into such agreement, but shall request that the holder do so without obligation to pay any fee or other compensation to such holder. The Contributor and the Operating Partnership will cooperate with information as reasonably required to facilitate the transfer of the existing liquor permit. The Contributor shall reasonably cooperate with the Operating Partnership in connection with the transfer of the liquor license to the Operating Partnership or its designee on or after the Closing Date. The Operating Partnership shall pay all application fees and all other costs in connection with the transfer of the liquor license. The Contributor’s obligations under this Section [6.1.4] shall be at no cost to the Contributor, other than for its own incidental out-of-pocket costs incurred in performing said obligations. 21 ACTIVE 59664012v6

6.1.5 From the Effective Date, the Contributor agrees to provide the Operating Partnership with all information relating to the franchise at the Property as reasonably requested by the Operating Partnership and to cooperate with the Operating Partnership with respect to entering into the New Franchise Agreement. 6.1.6 The Contributor shall enter into the Confidentiality and Non-Disclosure Agreement (the “NDA”), set forth as Exhibit F, with the Operating Partnership. 6.1.7 If reasonably requested by the Operating Partnership, the Contributor shall make all reasonable and good faith efforts to cooperate with and provide assistance to the Operating Partnership and its third party auditor in complying with the Company’s reporting requirements to the Securities and Exchange Commission, including, without limitation, any Rule 3-05 or 3-14 of Regulations S-X Audit as described on Schedule 3.1.8. 6.1.8 Following expiration of the Due Diligence Period, the Contributor shall arrange for the termination of all employees of Manager (“Employees”) to be effective as of the Closing Date. The Contributor shall not give notice (the “WARN Notice”) under any applicable federal or state plant closing or similar act, including, if applicable, the Worker Adjustment and Retraining Notification Provisions of 29 U.S.C., Section 2102 (the “WARN Act”), the parties having agreed that a mass layoff, as that term is defined in 20 U.S.C. 2101(a)(3), will not have occurred. The Operating Partnership (or its hotel management company) shall offer employment (to be effective as of the Closing Date) to a sufficient number of Employees, and to the extent hired, retain such Employees for a sufficient period of time, such as to avoid any violation of the WARN Act. The Employees who are offered employment and accept such offers of employment are referred to collectively herein as the “Rehired Employees”. The Contributor shall, within five (5) days following the expiration of the Due Diligence Period, cause Manager to provide the Operating Partnership with a list of all Employees as well as the terms and conditions of employment, together with such additional information regarding the termination prior to Closing of other Employees, as may be necessary to determine how many offers of employment must be made and the terms thereof. At or before Closing, the Operating Partnership shall provide the Contributor with a list of all Employees that will not be Rehired Employees. The employment of the Rehired Employees shall be on such terms as the Operating Partnership (or its manager) deems appropriate; provided, however, that such terms of employment shall comply with all applicable laws and shall be sufficient to prevent the Contributor Indemnitees from incurring any Loss under the WARN Act with respect to such Employees. The Operating Partnership shall indemnify and defend each of the Contributor Indemnitees, and hold each of the Contributor Indemnitees harmless from and against, any and all Losses, damage, liability, claim, cost or expense (including, without limitation, reasonable attorneys’ fees) incurred under the WARN Act with respect to the transaction described in this Agreement or the Operating Partnership’s breach of its obligations under this Section. The provisions of this Section shall survive the Closing. 6.1.9 The Operating Partnership shall use commercially reasonable and diligent, good faith efforts to obtain approval from the Franchisor of the Operating Partnership’s application to operate the Property under the Brand (the “New Franchise Application”). Without limiting the generality of the foregoing, the Operating Partnership shall, no later than five (5) business days after the expiration of the Effective Date, submit the complete and duly signed New Franchise Application and pay all application fees and other amounts required by the Franchisor to process the New Franchise Application (including, without limitation, a non-refundable application fee, Franchisor’s property inspection fee plus associated travel costs, and all other fees set forth in franchise agreement, if any, and thereafter proceed promptly, using commercially reasonable and diligent good faith efforts to take such actions as necessary or advisable (including responding to requests and providing additional information to Franchisor) to obtain the approval of Franchisor for the New Franchise Application. The Operating Partnership shall notify the Contributor within two (2) days upon (x) submission of the New Franchise Application, (y) submission of any responses to requests made by Franchisor and (z) receipt of the Franchisor’s approval or disapproval of the New Franchise Application (and if disapproved, the reasons why such New Franchise Application was disapproved). The New Franchise Application shall be deemed to be approved by Franchisor if Franchisor is prepared to enter into a new franchise agreement (“New Franchise Agreement”) with the Operating Partnership on the same form in Franchisor’s then current standard franchise agreement and subject to customary conditions imposed by Franchisor, including a guarantee of the franchisee’s obligations by a third-party guarantor acceptable to Franchisor (and the Operating Partnership shall have the right to request such modifications thereto so long as such proposed modifications were previously negotiated and agreed to by Franchisor and are reasonably acceptable to the Operating Partnership and Franchisor). The Contributor shall and shall use commercially reasonable and diligent, good faith efforts to cooperate 22 ACTIVE 59664012v6 in Purchaser’s filing and pursuit of the New Franchise Application, including without limitation responding to reasonable requests for information from Franchisor. 6.2 Prorations. 6.2.1 Prorations. The items of revenue and expense set forth in this Section 6.2 shall be prorated between the parties as of 11:59 p.m. on the day preceding the Closing Date (the “Adjustment Time”), or such other time expressly provided in this Section 6.2, so that the Closing Date is a day of income and expense for the Operating Partnership. At the Closing, the following items shall be paid by and/or adjusted between the parties: (a) Certain Taxes. All sales, use, rooms, occupancy, excise and similar Taxes, real property Taxes and personal property Taxes shall be adjusted to the Closing Date based upon the fiscal year of the applicable taxing body. Annual assessments for improvements completed prior to the Closing Date, whether assessment therefor has been levied or not, annual public sewer and water system benefit charges and the like, shall be adjusted to the Adjustment Time. (b) Assumed Agreements. Any amounts prepaid, accrued or due and payable under the Assumed Agreements (other than for utilities which proration is addressed separately below) shall be prorated as of the Adjustment Time between the Contributor and the Operating Partnership, with the Contributor being credited for amounts prepaid, and the Operating Partnership being credited for amounts accrued and unpaid. The Operating Partnership shall receive a credit for all deposits held by the Contributor under the Assumed Agreements (together with any interest thereon) which are not transferred to the Operating Partnership, and the Operating Partnership thereafter shall be obligated to refund or apply such deposits in accordance with the terms of such Assumed Agreements. The Contributor shall receive a credit for all deposits made by the Contributor under the Assumed Agreements (together with any interest thereon) which are transferred to the Operating Partnership or remain on deposit for the benefit of the Operating Partnership. (c) Licenses and Permits. All amounts prepaid, accrued or due and payable under any licenses and permits transferred to the Operating Partnership shall be prorated as of the Adjustment Time between the Contributor and the Operating Partnership. The Contributor shall receive a credit for all deposits made by the Contributor under the licenses and permits (together with any interest thereon) which are transferred to the Operating Partnership or which remain on deposit for the benefit of the Operating Partnership. the Operating Partnership shall receive a credit for amounts accrued and unpaid, if any. (d) Leases. Any rents and other amounts prepaid, accrued or due and payable under the leases, if any, shall be prorated as of the Adjustment Time between the Contributor and the Operating Partnership. The Operating Partnership shall receive a credit for all assignable security deposits held by the Contributor under leases which are not transferred to the Operating Partnership, and the Operating Partnership thereafter shall be obligated to refund or apply such deposits in accordance with the terms of such leases. (e) Guest Ledger. At Closing, the Contributor shall receive a credit in an amount equal to: (i) all amounts charged to the Guest Ledger for all room nights up to (but not including) the night during which the Adjustment Time occurs, less an amount equal to the actual credit card commissions allocable to such amounts, which commissions shall be paid by the Operating Partnership when and as collected, and (ii) one half (½) of all amounts charged to the Guest Ledger for the room night which includes the Adjustment Time, and the Operating Partnership shall be entitled to retain all deposits made and amounts collected with respect to such Guest Ledger. “Guest Ledger” means all charges accrued to the open accounts of any guests or customers at the Property as of the Adjustment Time for the use or occupancy of any guest, conference or banquet rooms or other facilities at the Property, any banquet services, or any other goods or services provided at the Property. Representatives of the Operating Partnership and the Contributor shall inspect, prepare a listing, and agree to the balance for each guest room due immediately prior to the Closing. As to all guest charges other than the Guest Ledger, contemporaneous with the Closing, the Contributor shall checkout and bill all in-house guests, and the Operating Partnership shall simultaneously re-register and establish new accounts for such guests. Daily guest room revenues received or accrued for room occupancy commencing on or after the Adjustment Time shall be the sole property of the Operating Partnership. (f) Bookings. The Operating Partnership shall receive credit for prepaid room rents and other deposits and advance payments under booking agreements for the Property held by the Contributor for 23 ACTIVE 59664012v6 arrival dates after the Adjustment Time (except to the extent such rents, deposits or advance payments are transferred to the Operating Partnership), and the Operating Partnership shall assume all obligations under any such booking agreements. The Contributor shall prepare a listing of such deposits by name, date of arrival and amount. The Operating Partnership shall review and be entitled to reasonably verify the detail listing. (g) Compensation. The Contributor shall pay or cause to be paid and be responsible for payment of all Compensation earned by and due to or accrued to all Employees which are not Rehired Employees through the Adjustment Time. The Operating Partnership shall receive a credit for all Compensation that is earned and accrued by the Rehired Employees as of the Adjustment Time, and the Operating Partnership shall pay all Compensation due to the Rehired Employees. “Compensation” means all wages, bonuses, salaries, benefits, vacation, sick days and other costs of employment of the Employees. (h) Trade Payables. Except to the extent an adjustment or proration is made under another subsection of this Section 6.2, all amounts payable to vendors or other suppliers of goods or services for the Property (the “Trade Payables”) which are owing and relate to goods or services which have been delivered prior to Closing shall be paid by the Contributor at Closing. The Contributor shall receive a credit for all advance payments or deposits made with respect to FF&E, Hotel Supplies, F&B and Retail Merchandise ordered, but not delivered prior to the Closing Date, and the Operating Partnership shall following Closing pay the amounts which become due and payable for such FF&E, Hotel Supplies, F&B and Retail Merchandise. A list of Trade Payables (which shall include a list of all advance payments or deposits made with respect to FF&E, Hotel Supplies, F&B and Retail Merchandise ordered, but not delivered prior to the Closing Date) shall be prepared and delivered to the Operating Partnership at least two days prior to the Closing. (i) Accounts Receivable. The Contributor shall retain all accounts receivables, including, without limitation, credit card sales (“Accounts Receivables”), with respect to the Property and the Operating Partnership shall not acquire the same from the Contributor. The Operating Partnership shall not be responsible to the Contributor for the collection of any Accounts Receivables; provided, however, the Contributor shall retain the right to collect all Accounts Receivable and the Operating Partnership shall cooperate with the Contributor in collecting the Accounts Receivable, at no cost or expense to the Operating Partnership other than any de minimis cost and expense or any cost or expense which the Contributor agrees in writing to reimburse, and any payments of Accounts Receivable received by the Operating Partnership shall be turned over to the Contributor promptly thereafter. A list of Accounts Receivable shall be delivered to the Operating Partnership at the Closing. (j) Utilities. Charges and deposits for telephone, water, sewer, gas, fuel, electricity and other utility charges will be adjusted as of the Adjustment Time. If possible, such adjustment shall be done by readings as of the close of business on the day immediately preceding the Closing, the issuance of final bills to the Contributor, and new accounts started in the Operating Partnership’s name as of the Closing. If such reading cannot be effectuated prior to the Adjustment Time, then the settlement agent shall estimate the relevant charges and the Operating Partnership and the Contributor shall reconcile such charges at the earliest possible date following the date of the Closing. The Contributor shall be credited at Closing for all such deposits made by the Contributor. The Contributor shall receive a credit for all fuel stored at the Property based on the Contributor’s cost for such fuel. The Contributor shall cooperate fully with the Operating Partnership in transferring the existing telephone and facsimile numbers for the Property to the name of the Operating Partnership. (k) Cash; Vending Machines; Retail Merchandise and F&B. (i) The Contributor shall be credited for an amount equal to all cash on hand and the monies in house banks and cash registers. Representatives of the Operating Partnership and the Contributor shall agree to the balance of all cash on hand and monies in each house bank and cash register immediately prior to the Closing. (ii) The Contributor shall remove all monies from all vending machines, laundry machines, pay telephones and other coin operated equipment as of the Adjustment Time and distribute all such monies collected therefrom as of the Adjustment Time to the Contributor, and the Operating Partnership shall be entitled to any monies collected therefrom after the Adjustment Time. 24 ACTIVE 59664012v6

(iii) The Contributor shall receive a credit for all Retail Merchandise (excluding obsolete items) and items of F&B (including, without limitation, all F&B in any “mini bars” in the guest rooms) based on the Contributor’s cost for such items. “Retail Merchandise” means all merchandise located at the Property or stored off-site and held for sale to guests and customers of the Property, or ordered for future sale at the Property as of the Closing, including, without limitation, the inventory held for sale in any gift shop, or newsstand operated at the Property, but expressly excluding the F&B. “F&B” means all food and beverages (alcoholic and non-alcoholic) which are located at the Property (whether opened or unopened) or stored off-site, or ordered for future use at the Property as of the Closing, including, without limitation, all food and beverages located in the guest rooms, but expressly excluding any alcoholic beverages to the extent the sale or transfer of the same is not permitted under applicable law. (l) Other Adjustments and Prorations. All other items of income and expense as are customarily adjusted or prorated upon the sale and purchase of a hotel property similar to the Property shall be adjusted and prorated between the Contributor and the Operating Partnership accordingly. (m) Re-proration.In the event that any adjustments or prorations cannot be apportioned or adjusted at the Closing by reason of the fact that final or liquidated amounts have not been ascertained, or are not available as of such date, the parties hereto agree to apportion or adjust such items on the basis of their best estimates of the amounts at the Closing and, subject to the terms of this Agreement, to re-prorate any and all of such amounts promptly when the final or liquidated amounts are ascertained. In the event of any omission or mathematical error on the closing statement, or if the prorations, apportionments and computations shall prove to be incorrect for any reason, the same shall be promptly adjusted when determined and the appropriate party paid any monies owed. Final prorations and adjustments shall be made within, but no later than, one hundred eighty (180) days following Closing. (n) Survival. The provisions of this Section 6.2 shall survive the Closing. 6.3 Tax Covenants. The parties shall provide each other with such cooperation and information relating to any of the Property as the parties reasonably may request in (i) filing any Operating Partnership tax return, amended tax return or claim for tax refund, (ii) determining any liability for taxes or a right to a tax refund, (iii) conducting or defending any proceeding in respect of taxes, or (iv) performing tax diligence, including with respect to the impact of this transaction on the Company’s tax status as a REIT, but specifically excluding providing access to Contributor’s or Contributor Equityholder’s tax returns. The Contributor shall retain all tax returns, schedules and work papers, and all material records and other documents relating thereto, until the expiration of the statute of limitations (and, to the extent notified by any party, any extensions thereof) of the taxable years to which such tax returns and other documents relate and until the final determination of any tax in respect of such years. Notwithstanding anything contained in the Operating Partnership governing documents to the contrary, the Operating Partnership agrees to use the “traditional” method (without curative allocations) as set forth in Treasury Regulation Section 1.704-3(b) to adjust for disparities between the agreed upon value of the various components of the Contributed Property and the adjusted tax basis of such components (i.e., the “Built-in Gain”). For the avoidance of doubt, the Operating Partnership acknowledges that the “traditional” method (without curative allocations) as set forth in Treasury Regulation Section 1.704-3(b) is a permissible method to adjust for the Built-in Gain as of the date hereof. 6.4 Capital Contribution. The Contributor and the Operating Partnership (i) agree that the contribution transaction pursuant to this Agreement shall constitute a “capital contribution” to the Operating Partnership and is intended to be governed by Section 721(a) of the Code and analogous provisions of state income tax laws (subject to the limitations and qualifications of Subchapter K of the Code), (ii) intend that no gain or loss shall be recognized by the Contributor for income tax purposes as a result of such transaction, provided the Contributor provides information to the Operating Partnership reasonably demonstrating that the “disguised sale” rules in Section 707 of the Code are not applicable, (iii) shall report such transaction in a manner consistent with the foregoing provisions of this Section 6.4, except to the extent that a final determination within the meaning of Section 1313(a) of the Code requires otherwise and (iv) agree that it will not take any action that could jeopardize such tax treatment. 7. Termination. 7.1 Default by the Operating Partnership. If the Operating Partnership fails to perform any of the Operating Partnership’s obligations hereunder, then the Contributor, at the Contributor’s option, if such failure 25 ACTIVE 59664012v6 continues for 15 business days after written notice of such default from the Contributor and as the Contributor’s sole and exclusive remedy, the Contributor shall have the right to terminate this Agreement by giving written notice to the Operating Partnership, in which event the Contributor shall be entitled to the full Earnest Money Deposit as liquidated damages, and neither the Operating Partnership nor the Contributor shall have any further rights or obligations under this Agreement except matters that survive termination (the parties acknowledging and agreeing that the actual damages in such event are uncertain in amount and difficult to ascertain, and that said amount of liquidated damages is reasonable). Notwithstanding the foregoing, this provision is not intended to limit the Operating Partnership’s obligations to indemnify the Contributor for certain matters as expressly provided in this Agreement nor is it intended to limit the Operating Partnership’s ability to terminate this Agreement as provided herein. 7.2 Default by the Contributor. If the Contributor (i) defaults in any of its respective obligations to be performed on the Closing Date or (ii) defaults in any of its obligations to be performed prior to the Closing Date and such default continues for a period of fifteen (15) business days following the Contributor’s receipt of written notice thereof from the Operating Partnership, then, in any case, at the Operating Partnership’s election and as the Operating Partnership’s sole and exclusive remedy, the Operating Partnership may either (A) terminate this Agreement, and the Earnest Money shall be promptly returned to the Operating Partnership, and neither party shall have any further liability or obligation to the other, except for the provisions of this Agreement which are expressly stated to survive the termination of this Agreement; provided, however, that the Contributor shall also reimburse the Operating Partnership for the Operating Partnership’s actual, out-of-pocket costs incurred in connection with the transactions contemplated by this Agreement not to exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate (the “Contributor Breakage Fee”), (B) subject to the conditions below, seek specific performance of the Contributor’s obligation to close on the transactions contemplated herein pursuant to this Agreement (but not damages), or (C) waive such default and continue to Closing without a reduction in the Total Consideration. The Operating Partnership may seek specific performance of the Contributor’s obligation to close on the transactions contemplated herein pursuant to this Agreement only if, as a condition precedent to initiating such litigation for specific performance, the Operating Partnership shall file suit therefor with the court on or before the 60th day after the scheduled Closing Date. If the Operating Partnership fails to file an action for specific performance within 60 days after the scheduled Closing Date, then the Operating Partnership shall be deemed to have elected to terminate the Agreement. THE CONTRIBUTOR AND THE OPERATING PARTNERSHIP FURTHER AGREE THAT THIS SECTION IS INTENDED TO AND DOES LIMIT THE REMEDIES AVAILABLE TO THE OPERATING PARTNERSHIP, AND SHALL BE THE OPERATING PARTNERSHIP’S SOLE AND EXCLUSIVE REMEDY AGAINST THE CONTRIBUTOR, BOTH AT LAW AND IN EQUITY ARISING FROM OR RELATED TO A BREACH BY THE CONTRIBUTOR OF ITS COVENANTS OR ITS OBLIGATION TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. UNDER NO CIRCUMSTANCES MAY THE OPERATING PARTNERSHIP SEEK OR BE ENTITLED TO RECOVER ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, SPECULATIVE OR INDIRECT DAMAGES, ALL OF WHICH THE OPERATING PARTNERSHIP SPECIFICALLY WAIVES, FROM THE CONTRIBUTOR FOR ANY BREACH BY THE CONTRIBUTOR OF ITS COVENANTS OR ITS OBLIGATIONS UNDER THIS AGREEMENT. THE OPERATING PARTNERSHIP SPECIFICALLY WAIVES THE RIGHT TO FILE ANY LIS PENDENS AGAINST THE PROPERTY. 8. Miscellaneous. 8.1 Further Assurances. The Contributor and the Operating Partnership shall take such other actions and execute such additional documents following the Closing as the other may reasonably request in order to effect the transactions contemplated hereby. 8.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the state in which the Property is located, without regard to the choice of laws provisions thereof. 8.4 Amendment; Waiver. Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. 26 ACTIVE 59664012v6

8.5 Entire Agreement.This Agreement, the exhibits and schedules hereto constitutes the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, as the case may be. 8.6 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect except that the Operating Partnership may assign this Agreement to an Affiliate only if such assignment does not affect the issuance of the Common Limited Units and the Series T Limited Units to the Contributor in accordance with the terms hereof. 8.7 Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement. 8.8 Third Party Beneficiary. Except as may be expressly provided or incorporated by reference herein, including, without limitation, the indemnification provisions hereof, no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity. 8.9 Severability. If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement. 8.10 Reliance. Each party to this Agreement acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Agreement, and that it has consulted or will consult with its own advisors. 8.11 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Contributor and the Operating Partnership set forth in this Agreement shall survive the consummation of the transactions contemplated hereby. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing. 8.12 Days. All references to days in this Agreement will be construed as calendar days unless otherwise specified and a day will begin at 12:00 a.m. Eastern Standard Time and end at 11:59 p.m. Eastern Standard Time. 8.13 Calculating Time Periods; Time is of the Essence. In calculating any time period prescribed or allowed by this Agreement, the day of the act or event from which the time period begins to run is not included and the last day of the time period is included. Time is of the essence of this Agreement. 8.14 Incorporation of Exhibits. All exhibits, appendices and schedules attached and referred to in this Agreement are hereby incorporated and will be deemed to be a part of this Agreement. 8.15 Notice. Any notice to be given hereunder by any party to the other shall be given in writing by either (i) personal delivery, (ii) registered or certified mail, postage prepaid, return receipt requested, or (iii) facsimile transmission (provided such facsimile is followed by an original of such notice by mail or personal delivery as provided herein), and any such notice shall be deemed communicated as of the date of delivery (including delivery by overnight courier, certified mail or facsimile). Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to other parties in accordance with this paragraph. To the Contributor: APF – Northbrook, LLC 27 ACTIVE 59664012v6

c/o Access Point Financial 1 Ravinia Drive, 9th Floor Atlanta, GA 30346 Attention: Nicholas Meli With a required copy to: Jon Robins, Esq. Greenberg Traurig, LLP 1717 Arch Street, Suite 400 Philadelphia, PA 19103 To the Operating Partnership: Lodging Fund REIT III OP, LP c/o Dave Durell 644 Lovett S.E., Suite B Grand Rapids, MI 49506 [signature page follows] 28 ACTIVE 59664012v6

IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the date first written above. OPERATING PARTNERSHlP: Lodging Fund REIT Ill OP, LP a Delaware limited partnership By: Lodging Fund REIT III, Inc., a Delaware corporation, its General Partner By:_/s_/ D_ave_Du_rell Name: _Dave DurellP Title: CIO CONTRIBUTOR: APF-NORTHBROOK,LLC an Illinois limited liability company By: APF - REO, LLC a South Carolina limited liability company, its Sole Member and Manager By: Access Point Financial, LLC, a Delaware limited liability company By: Name: Michael Lipson Title: Chief Executive Officer 29

IN WITNESS WHEREOF, the parties have executed this Contnbution Agreement as of the date first written above. OPERATING PARTNERSHIP: Lodging Fund REIT III OP, LP a Delaware limited partneIShip Lodging Fund REIT III, Inc., a Delaware corporation, its General Partner By: Name: _ Title: _ CONTRIBUTOR: APP - NORTHBROOK, LLC an Illinois limited liability company By: APF - REO, LLC a South Carolina limited liability company, its Sole Member and Manager Access Point Financial, LLC, a Delaware limited liability company By: _ ! ,. /s_/ ' M_i_ch_a_e_l Li_p_s_o_n By: tv' Name: Michael Lipson Title: Chief Executive Officer 29 ACTIVE 59664012v6

EXHIBIT A TO CONTRIBUTION AGREEMENT LEGAL DESCRIPTION OF THE PROPERTY See Attached Exhibit A 1 ACTIVE 59664012v6

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Exhibit A

Description of Property

PARCEL 1:

SUB-LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH 1 (C) OF THE ALTA FORM 13.0/13.1, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE AGREEMENT OF SUBLEASE, SAID AGREEMENT OF SUBLEASE AGREEMENT DATED JANUARY 24, 2007, HAVING A COMMENCEMENT DATE OF JANUARY 24, 2007 AND AN EXPIRATION DATE OF DECEMBER 31, 2127 IF ALL EXTENSION OPTIONS ARE EXERCISED, ORIGINALLY BY AND BETWEEN NORTHBROOK HOTEL GROUP L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS SUBTENANT, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS SUBLANDLORD, ("LEASE AGREEMENT") (SAID SUBLANDLORD'S INTEREST IN THE LAND WAS CREATED BY THAT GROUND LEASE MEMORIALIZED BY THAT CERTAIN SHORT FORM AND MEMORANDUM OF GROUND LEASE RECORDED JULY 31, 2006 AS DOCUMENT NUMBER 0621218089, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, AS LESSOR, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS LESSEE, AND ASSIGNMENT AND ASSUMPTION OF AGREEMENT RECORDED NOVEMBER 24, 2010 AS DOCUMENT NUMBER 1032842097, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO WILLOW INVESTMENTS PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED MAY 22, 2014 AS DOCUMENT NUMBER 1414235203, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, ASSIGNOR, TO PARCEL SE-1B-2 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE). THE AGREEMENT OF SUBLEASE IS MEMORIALIZED BY THAT CERTAIN MEMORANDUM OF AGREEMENT OF SUBLEASE RECORDED ON MAY 17, 2007 AS DOCUMENT NUMBER 0713739089; AND ASSIGNMENT OF AGREEMENT OF SUBLEASE RECORDED ON AUGUST 22, 2019 AS DOCUMENT NUMBER 1923415100, BY AND BETWEEN NORTHBROOK HOTEL GROUP, L.P., AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO BSPRT NORTHBROOK, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND MEMORANDUM OF SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822159, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNOR, TO PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE, IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, THE FOLLOWING DESCRIBED PREMISES (EXCEPT THE BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND), TO-WIT:

THAT PART OF LOT SE-1B IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23, AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-1B THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST, 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5)

A-1

2031340082 Page: 9 of 18 NORTH 82 DEGREES II MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POlNT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVTNG A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTAN GENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY A-2

2031340082 Page: 10 of 18

ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50

A-3

2031340082 Page: 11 of 18 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OFTANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 4 I SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINtiTES 45 SECONDS WEST, 18.86 fEET TO A POINT Of COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT Of TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NO_RTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS Of' 2.50 PEET, HAVING A CHORD SEAIUNG OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS. PARCEL2: BUILDING AND IMPROVEMENTS LOCATED ON THE REAL PROPERTY KNOWN AS 1110 WILLOW ROAD, NORTHBROOK, ILLINOIS 60062, BUT EXPRESSLY EXCLUDING ANY LAND A-4

2031340082 Page: 12 of 18 UNDER OR NEAR THE BUILDING AND IMPROVEMENTS. THE BUILDING AND IMPROVEMENTS IS LOCATED ON THE FOLLOWING DESCRIBED TRACT OF LAND: THAT PART OF LOT SE-IB IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-1B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-IB THE FOLLOWING EIGHT (8) COURSES DISTANCES: 1) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF RFGINNJNG; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET HAVJNG A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO TI IE SOUTilEAST, I lAVENG A RADIUS Of 2.50 fEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TO A POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES 10 SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING Of SOUTII 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 10 DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET A-5

2031340082 Page: 13 of 18 TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVJNG A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARJNG OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 0I MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES I 5 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH I3 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO TilE LAST DESCIUBED CURVE, 15.85 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO A-6

2031340082 Page: 14 of 18 THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVlNG A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FRET, HA VTNG A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVJNG A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MfNUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; A-7

EXHIBIT B TO CONTRIBUTION AGREEMENT CONTRIBUTION AND ASSUMPTION AGREEMENT FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, on this day of , 2021, the undersigned hereby assigns, transfers and conveys to Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), its entire legal and beneficial right, title and interest (other than any Excluded Assets) in and to all of the Membership Interest of the Company, to the fullest extent assignment thereof is permitted by applicable law, TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever. Upon the execution and delivery hereof, the Operating Partnership absolutely and unconditionally accepts the foregoing assignment of the Membership Interest and assumes all Assumed Liabilities in respect of the Assumed Agreements, and agrees to be bound by the terms, conditions and covenants thereof, and to perform all duties and obligations of the Contributor thereunder from and after the date hereof. The parties hereto, for themselves, and their respective successors and assigns, hereby covenant and agree, at any time and from time to time after the date hereof upon the written request of the other, to without further consideration, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required in order to assign, transfer, set over, convey, assure and confirm unto and vest in the Operating Partnership, its successors and assigns, title to the Assumed Agreements (other than the Excluded Assets) granted, transferred, conveyed and delivered by this Agreement. Capitalized terms used herein, but not defined have the meanings ascribed to them in the Contribution Agreement, dated as of September “Contribution Agreement”) [ ], 2021, between the Operating Partnership and the Contributor (the Exhibit B 1 ACTIVE 59664012v6

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Contribution and Assumption Agreement as of the date first above written. CONTRIBUTOR: APF - NORTHBROOK, LLC an Illinois limited liability company By: APF - REO, LLC a South Carolina limited liability company, its Sole Member and Manager By: Access Point Financial, LLC, a Delaware limited liability company By: Name: Michael Lipson Title: Chief Executive Officer OPERATING PARTNERSHIP: Lodging Fund REIT III OP, LP a Delaware limited partnership By: Lodging Fund REIT III, Inc., a Delaware corporation, its General Partner By: Name: Title: Exhibit B 2 ACTIVE 59664012v6

EXHIBIT C TO CONTRIBUTION AGREEMENT Reserved. Exhibit C 1 ACTIVE 59664012v6

EXHIBIT D TO CONTRIBUTION AGREEMENT TOTAL CONSIDERATION Total Consideration pursuant to Section 2.8 of the Agreement shall be $11,305,000, consisting of: $3,700,000 via new financing $6,084,000 in Series T Limited Units, equivalent to 608,400 Series T Limited Units $1,521,000 in Common Limited Partnership Units (“Common Partnership Units”) Distributions pursuant to Section 2.11 of the Agreement shall be: $729,636 Base year NOI Year 1 Distribution Schedule: No distributions Year 2 Distribution Schedule Based on Normalized NOI Payable as a single cash distribution 26 months post-closing Year 3 Distribution Schedule Payable as a single cash distribution 38 months post-closing Year 4 (if extended) Distribution Schedule: No distributions Any Series T Limited Unit distributions pursuant to Section 2.11 of the Agreement shall be held in a separate reserve account. Such reserve account shall be used for capital expenditures in lieu of the Operating Partnership investing operating cash into the property. The number of Common Limited Units in the Operating Partnership shall be determined based on the formula below, which shall constitute the Series T Value. The Series T Value shall be determined upon (i) 36 months, or, at the option of the Contributor, up to 48 months after the Closing Date, or (ii) the sale of (a) the Property or (b) all or substantially all of the Operating Partnership’s assets. Exhibit D 1 ACTIVE 59664012v6 Distribution AmountCondition 0.35% If NOI is equal to or greater than 70% but less than 77.5% of Base Year NOI 0.7% If NOI is equal to or greater than 77.5% but less than 85% of Base Year NOI 1.05% If NOI is equal to or greater than 85% but less than 92.5% of Base Year NOI 1.4% If NOI is equal to or greater than 92.5% but less than 100% of Base Year NOI 1.75% If NOI is equal to or greater than 100% but less than 107.5% of Base Year NOI 2.1% If NOI is equal to or greater than 107.5% but less than 115% of Base Year NOI 2.45% If NOI is equal to or greater than 115% but less than 122.5% of Base Year NOI Distribution AmountCondition 0.35% If NOI is equal to or greater than 70% but less than 80% of Base Year NOI 0.7% If NOI is equal to or greater than 80% but less than 90% of Base Year NOI 1.05% If NOI is equal to or greater than 90% but less than 100% of Base Year NOI 1.4% If NOI is equal to or greater than 100% but less than 110% of Base Year NOI 1.75% If NOI is equal to or greater than 110% but less than 120% of Base Year NOI 2.1% If NOI is equal to or greater than 120% of Base Year NOI

The Applicable Cap Rate when applied to the then current trailing 12 month net operating income of the Contributed Asset, plus up to 50% of the replacement reserve as defined in the loan documents at Closing to the extent such amount does not exceed 50% of the PIP, less amounts incurred or accrued by the Partnership for (i) up to $100,000 contribution towards reasonable, documented, out-of-pocket closing costs, (ii) the unpaid principal balance of the initial $3.7MM loan advance and any additional loan advances to the extent used to Pay PIP costs, (iii) loan assumption fees and related expenses, (iv) if applicable, costs of defeasance and related expenses, (v) PIP, whether or not incurred, except and excluding any portion of the PIP paid for out of loan advances, and if not incurred, in the amount of a third party PIP estimate provided by the Operating Partnership at time of conversion, and in the event the Contributor objects to the Operating Partnership’s third party PIP estimate, then a PIP estimate provided by a mutually agreed upon third party, provided that the amount of the PIP if not incurred will not be taken into account in this formula in the event a conversion occurs based on circumstances provided for in (ii)(a) above (i.e., in the case of the sale of the Property or all or substantially all of the Operating Partnership’s assets, no PIP estimate shall be deducted from the formula); and capital expenditures, (vi) operating cash infused by the Partnership, (vii) any shortfall of the 8% minimum cumulative yield on General Partner’s invested capital, and (viii) any other unrealized or unreimbursed reasonable, documented, out-of-pocket costs of operating the Contributed Asset. Applicable Cap Rate shall mean: 9.50% “12 month net operating income of the Contributed Asset” shall mean: (a) the Gross Revenue of the Property, minus (b) Operating Expenses for the Property, for the current trailing twelve (12)-month period. “Gross Revenue” shall include the following amounts recorded in accordance with generally accepted accounting principles consistently applied: (a) The entire amount of the price charged, whether wholly or partly for cash or on credit, or otherwise, for the rental of all rooms, suites, conference rooms, restaurants, banquet facilities, and any other facilities and for all goods, wares, and merchandise sold, leased, licensed, or delivered, and all charges for services sold or performed in, at, upon, or from any part of, the Property; (b) All gross income from parking fees and valet service fees billed to guests of or visitors to the Property or any transient use of parking facilities by anyone; (c) Without duplication, all deposits received and not refunded to the person or entity making the deposit in connection with any transactions at such time as the Operating Partnership becomes entitled to such deposit or the expiration of one (1) year from the date of such deposit, whichever first occurs; (d) In-roomentertainmentservices,communicationservices,Internetservices,in-room masseur/masseuse services, and the like, if charged to a guest of the Property. “Operating Expenses” shall mean: all of the ordinary and normal expenses of operation of the Property, determined on an annualized accrual basis, including annualized property taxes and property assessed clean energy (“PACE”) loan payments, insurance premiums (or taxes and/or insurance impounds, if taxes and/or insurance are impounded by Lender), reserve account equal to 4 percent (4%) of Gross Revenue for furniture, fixtures and equipment reserves, franchise fees and royalties, telephone and internet expenses, administrative and general expenses, management fees, utilities, repair and maintenance, salaries and wages, and advertising and marketing expenses; provided, however, that Operating Expenses will not include: a. b. c. depreciation and amortization; non-cash items; all capital items or expenditures, including construction costs and professional fees and other expenses relating thereto and any amortization thereof; costs of repair or restoration after a casualty or condemnation; debt service payments made to lenders; Exhibit D 2 d. e. ACTIVE 59664012v6

f.income or franchise taxes; and g.extraordinary one-time expenses that are not reasonably expected to be incurred in future periods. “Net Cash Flow” means the Property Net Operating Income (including any FF&E Reserves) less Principal and Interest, less any distributions provided on T-Unit Equity, less Borrower’s Fund Level Expenses attributable to Property. Exhibit D 3 ACTIVE 59664012v6

EXHIBIT E TO CONTRIBUTION AGREEMENT NON-COMPETITION AGREEMENT AND NON-SOLICITATION AGREEMENT [Note that AP has We REO interests in Mt Prospect and Bolingbrook IL] This NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this “Agreement”) is dated as of , 2021 (the “Effective Date”), between Lodging Fund REIT III OP, LP a Delaware limited partnership with an address of 1635 43rd Street South, Suite 205, Fargo, North Dakota 58103 (“Operating Partnership”), APF - Northbrook, LLC, a Delaware limited liability company, with an address of One Ravinia Drive 9th Floor, Atlanta, GA 30346 (“Contributor”), and [ ] (the “Interested Parties”). The Contributor and the Interest Parties are referred to herein as the “Restricted Parties.” R E C I T A L S: A. The Operating Partnership and Contributor have entered into a Contribution Agreement, dated as of , 20_, (the “Contribution Agreement”), pursuant to which the Contributor has agreed to contribute property to the Operating Partnership, such property located at 1110 Willow Rd, Northbrook, IL 60062 (the “Hotel”). B. The agreement of the Restricted Parties to deliver this Agreement was a material inducement to Operating Partnership in entering into the Contribution Agreement. C. The Operating Partnership, as the owner of the Hotel from and after the date of closing of the Contribution Agreement, desires to preclude the Restricted Parties from competing against it during the term of this Agreement. A G R E E M E N T For valuable consideration, the parties agree to the following covenants and agreements set forth in this Agreement and in the Contribution Agreement: 1.1 Non-Competition. The Restricted Parties covenant and agree that, for a period of one (1) year beginning on the closing date of the Contribution Agreement (the “Closing Date”), neither the Restricted Parties, nor any entity controlled by the Restricted Parties (an “Affiliate”) will, without the prior written consent of the Operating Partnership, directly or indirectly, own, manage, operate, join, control, or engage or participate in the ownership, management, operation, or control of, or be connected as a shareholder, director, officer, agent, partner, joint venturer, employee, consultant or advisor with any business or organization which owns or manages a hotel or motel that is in direct competition with the Hotel and located within the Non-Competition Area. Notwithstanding the foregoing or anything herein to the contrary, the restrictive covenant set forth in this Agreement shall not prohibit, and does not prohibit, any of the Restricted Parties or any of their Affiliates from making loans (whether secured by real property or equity interests), including, without limitation, loans participating in cash flow appreciation, to or making equity investments, including, without limitation, preferred equity investments in, businesses or organizations (or any of such businesses or organizations’ affiliates) which, directly or indirectly, own properties engaging in the business of hotel or motel ownership or management within the Non-Competition Area or from becoming an owner or operator of any such businesses, organizations, or properties by virtue of the Restricted Parties or their Affiliates exercising any remedies as lender under those loans or by virtue of a deed or assignment in lieu of foreclosure. 1.2 Geographic Restriction. The term “Non-Competition Area” in this Agreement means the area within a half-mile radius of the Hotel. This provision will not apply to any business which was in operation prior to the Effective Date of the Contribution Agreement, and will not restrict the Interested Parties, individually or as owners or employees of an entity from managing or consulting regarding one or more hotel(s) or motel(s) under management agreement for owner(s) or lender(s) which either or both Interested Parties: (a) do business with prior to the Effective Exhibit E 1 ACTIVE 59664012v6

Date, (b) are part of a multi-property management relationship with owner(s); or a lender(s); or (c) is a property in receivership or foreclosure controlled by a lender. 1.3 Confidential Information. (a) On and after the Closing Date, the Restricted Parties will not use or disclose to anybody, and will cause all of their respective Affiliates to refrain from disclosing, any Confidential Information except: (i) where necessary to comply with any legal obligation, such as a court order, interrogatories or subpoena, provided the Restricted Parties will first promptly notify the Operating Partnership prior to any such disclosure so that Operating Partnership may seek to intervene to block such disclosure; (ii) where necessary, to the Restricted Parties’ attorneys and accountants, provided that they will have first been apprised of the limitations of this Agreement and will have agreed to comply with and be bound by such limitations; or (iii) where the Restricted Parties have obtained the express, prior written consent from the Operating Partnership. (b) The term “Confidential Information” includes but is not limited to non-public information specific to the Hotel, including but not limited to: customer lists, contact information, needs, preferences and history of service; business operations and methods; training materials; marketing plans; customer relations information; service and operations forms; practices, procedures, policies and guidelines; sales information; supplier/vendor agreements and information; and all other information, lists, records and data relating to or dealing with the business operations or activities of the Hotel, the disclosure of which may provide valuable benefits to any other person or entity or which would embarrass or damage the Hotel, Operating Partnership or their affiliates, monetarily or otherwise. Furthermore, the term “Confidential Information” is intended to be construed broadly, including information in all forms, written or oral, on paper or stored electronically or in any other medium, and includes all originals, summaries, portions and copies of any such information. Confidential Information does not include information that: (i) was publicly known in the industry at the time of disclosure to the Restricted Party, or (ii) becomes publicly known or readily available other than by a breach of this Agreement. 1.4 Non-Solicitation; Non-Interference. Except with the prior written approval of the Operating Partnership, for a period of one (1) year after the Closing Date, neither the Restricted Parties nor their respective Affiliates will (a) employ or offer to employ any Key Personnel, (b) solicit, recruit, or encourage any Key Personnel of the Hotel to leave his or her employment, (c) hire, employ or cause to be hired, or establish a business with, any Key Personnel who was employed at the Hotel, (d) solicit any business clients of the Hotel or encourage them to terminate any contracts involving the Hotel, and (e) encourage any adjustments to long term negotiated rate clientele. As used herein, Key Personnel means the General Manager, Assistant General Manager, Head Housekeeper, Chief Engineer, and Director of Sales. 1.5 Non-Disparagement. The Restricted Parties will not: (a) make any disparaging or defamatory statements about Operating Partnership, the Hotel or their affiliates, or (b) authorize, encourage or participate with anyone to make such statements. 1.6 Reasonableness; Independent Covenants. The Restricted Parties acknowledge that the restrictions set forth in this Agreement are reasonable and necessary to prevent the use and disclosure of the Hotel’s and the Operating Partnership’s Confidential Information, to protect the goodwill and business relationships of the Hotel, and to otherwise protect the legitimate business interests of Operating Partnership and the Hotel from and after the Closing Date. The Restricted Parties further acknowledge that all restrictions in this Agreement are reasonable in all respects, including duration, territory and scope of activity restricted. 1.7 Remedies. (a) The Restricted Parties agree that if they or any of their Affiliates engage or threaten to engage in any activity that constitutes a violation of any of the provisions of this Agreement, Operating Partnership will have the right and remedy to have the provisions of this Agreement specifically enforced by law or by any court having jurisdiction. (b) The Restricted Parties agree a breach of this Agreement would cause immediate irreparable injury to Operating Partnership and/or the Hotel and that money damages would not provide an adequate remedy at Exhibit E 2 ACTIVE 59664012v6 law for any breach. Further, without limiting any other legal or equitable remedies available to it, Operating Partnership will be entitled to obtain equitable relief by temporary restraining order, preliminary and permanent injunction or otherwise from any court of competent jurisdiction (without the requirement of posting a bond or other security), including, without limitation, injunctive relief to prevent the Restricted Parties’ failure to comply with the terms and conditions of Section 1 of this Agreement. Such right and remedy will be in addition to, and not in lieu of, any other rights and remedies available to Operating Partnership at law or in equity, including the right to seek monetary damages. (c) The applicable 1-year period of the covenants contained in Section 1.4 above will be extended on a day for day basis for each day during which a Restricted Party is in violation of the covenant, so that each Restricted Party is restricted from engaging in the activities prohibited by the covenant for the full 1-year time period. (e) The Restricted Parties agree that the existence of any claim or cause of action by a Restricted Party against Operating Partnership, whether predicated on this Agreement or otherwise, will not constitute a defense to the enforcement by Operating Partnership of the covenants and restrictions in this Agreement. 1.8 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any exhibits or amendments hereto. 1.9 Severability. If any provision of this Agreement will, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment will not affect, impair or invalidate the remainder of this Agreement but will be confined in its operation to the provision or provisions hereof directly involved in the controversy in which such judgment will have been rendered, and this Agreement will be construed as if such provision had never existed, unless such construction would operate as an undue hardship on Contributor or Operating Partnership or would constitute a substantial deviation from the general intent of the parties as reflected in this Agreement. 1.10 Notices. All notices, requests, demands, and other communications under this Agreement will be in writing and will be sent by hand messenger, electronic facsimile transmission, electronic mail (e-mail), reputable overnight courier, or certified mail, postage prepaid, return receipt requested. Notices and other communications will be deemed to have been duly given, as applicable (i) if by hand delivery, on the date of delivery, if such date is a business day (or if such date is not a business day, then on the first business day following such date), (ii) if by electronic facsimile transmission, the date of transmission as evidenced by automated date and time confirmation from sender’s machine, (iii) if given by e-mail, the communication is instantaneous and the day of receipt can be designated to be the same day as sending and a written copy must also be sent via certified mail, (iv) if given by overnight courier, 1 business day after deposit with the overnight courier, or (v) if given by certified mail, 1 business day after deposit with the United States Post Office. Notices will be addressed as set forth below, or to any other address that the parties will designate in writing: If to the Restricted Parties: APF – Northbrook, LLC c/o Access Point Financial 1 Ravinia Drive, 9th Floor Atlanta, GA 30346 Attention: Nicholas Meli Email: nmeli@accesspointfinancial.com With copy to: Jon Robins, Esq. Greenberg Traurig, LLP 1717 Arch Street, Suite 400 Philadelphia, PA 19103 Email: robinsj@gtlaw.com Exhibit E 3 ACTIVE 59664012v6

If to Operating Partnership: Lodging Fund REIT III OP, LP Attn: Linzey Erickson 1635 43rd Street S, Suite 205 Fargo, ND 58103 Fax: (701) 532-3369 Email: lerickson@lodgingfund.com With copy to: Legendary Capital Attn: David Durell 644 Lovett SE, Suite B Grand Rapids, MI 49506 Fax: (701) 532-3369 Email: ddurell@lodgingfund.com 1.11 Other Legal Obligations. Nothing in this Agreement shall be construed to limit or otherwise waive any other legal obligations of the Restricted Parties in favor of the Operating Partnership. 1.12 Benefit and Binding Effect. The Restricted Parties may not assign this Agreement without the prior written consent of Operating Partnership. The Operating Partnership may assign to an entity of which the Operating Partnership or one of its affiliates is a constituent. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. 1.13 Further Assurances. The parties will execute upon request any other documents that may be necessary and helpful for the effectiveness and enforceability desirable to the implementation and consummation of this Agreement. 1.14 Governing Law. This Agreement will be governed by the laws of the State of New York, without giving effect to the conflict of laws provisions thereof. 1.15 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto concerning the subject matter hereof. 1.16 Headings. The headings herein are included for ease of reference only and will not control or affect the meaning or construction of the provisions of this Agreement. 1.17 Amendments/Waivers. This Agreement cannot be amended except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment is sought. Any waiver of any provision of this Agreement must be in writing and signed by the party granting the waiver. 1.18 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument. [signature page follows] Exhibit E 4 ACTIVE 59664012v6

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. OPERATING PARTNERSHIP: Lodging Fund REIT III OP, LP a Delaware limited partnership By:Lodging Fund REIT III, Inc., a Delaware corporation, its General Partner By: Name: Title: CONTRIBUTOR: APF - NORTHBROOK, LLC an Illinois limited liability company By: APF - REO, LLC a South Carolina limited liability company, its Sole Member and Manager By: Access Point Financial, LLC, a Delaware limited liability company By: Name: Michael Lipson Title: Chief Executive Officer RESTRICTED PARTIES: [Individual Name] Exhibit E 5 ACTIVE 59664012v6

EXHIBIT F TO CONTRIBUTION AGREEMENT CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT THIS AGREEMENT is made and entered into as of , 20 by and between Lodging Fund REIT III OP, LP (individually and collectively with its subsidiaries, owners and affiliates, the “Partnership”) and APF - Northbrook, LLC (“Contributor”) (the Partnership and Contributor individually, a “Party” and collectively, the “Parties”). The Parties intend to exchange Confidential Information to one another in connection with the possibility of engaging in the transaction described in the Contribution Agreement (the “Transaction”). In consideration of the promises exchanged herein, the Parties hereto agree that the following terms and conditions shall apply when one Party discloses "Confidential Information" to the other Party: 1. DEFINITION OF “CONFIDENTIAL INFORMATION”. As used in this Agreement, the term “Confidential Information” means all information relating to or used in the Contributor’s or the Partnership’s business, regardless of whether it is marked “confidential” or otherwise. Confidential Information includes, but is not limited to, all business processes and procedures, systems, methods of doing business, data, reports, specifications, formulae, proposals, strategies, business plans and analyses, financial information and projections, investment strategy, marketing, advertising, promotions, market research, plans, information about past, present or potential investors, information about past, present or potential vendors, information about existing or future technology, and proprietary software or models. Without limiting the foregoing, the term “Confidential Information” expressly includes: the Partnership’s investment strategies, including without limitation the possibility of entering into an umbrella real estate investment trust (“UPREIT”) transaction; and potential details related to the Transaction, including without limitation potential Transaction terms, provisions, and pricing. The foregoing notwithstanding, the term “Confidential Information” does not include information that: a) Is or becomes known to the public through no fault of the receiving Party; b) The receiving Party already rightfully possessed before the disclosing Party disclosed it to the receiving Party; c) Is subsequently disclosed to the receiving Party by a third-party who is not under obligation of confidentiality to the disclosing Party; or d) The receiving Party develops independently without using Confidential Information. 2. NON-DISCLOSURE OBLIGATIONS. Neither Party shall disclose Confidential Information of the other Party to any of its officers, directors, employees, contractors or agents or to any third-party without the disclosing Party’s written consent, except that (a) the receiving Party may disclose such information to its officers, directors, employees, contractors, and agents whose duties justify their need to know such Confidential Information, and who have been clearly informed of their obligation to maintain the confidential status of such Confidential Information, and in the case of contractors or agents, who have signed a written document acknowledging the obligation to maintain the confidential status of Confidential Information, and shall cause them to comply fully with these obligations; and (b) the receiving Party may disclose Confidential Information to the extent required by applicable federal, state or local law, regulation, court order, or other legal process, provided such Party has given the disclosing Party prior written notice of such required disclosure and, to the extent reasonably possible, has given the disclosing Party an opportunity to contest such required disclosure at the disclosing Party’s expense. 3. PROTECTION OF CONFIDENTIAL INFORMATION. The receiving Party shall use the same care to prevent the unauthorized use or disclosure of the Confidential Information as such Party uses with respect to Exhibit F 1 ACTIVE 59664012v6 its own confidential information of a similar nature, which shall not in any case be less than the care a reasonable business person would use under similar circumstances. Without limiting the foregoing, the receiving Party shall take reasonable action by instruction, agreement or otherwise with respect to such Party’s employees or other persons permitted access to Confidential Information to cause them to comply fully with the receiving Party’s obligations hereunder. 4. PERMITTED USE OF CONFIDENTIAL INFORMATION. The receiving Party may not use the Confidential Information directly or indirectly for any purpose other than the purpose for which it was originally disclosed, or for any purposes which could be deemed to be adverse to or competitive with the disclosing Party’s business. Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Buyer’s right (or the right of any permitted assignee or Lodging Fund REIT III, Inc. (“Parent”)) to disclose information relating to this Agreement, the Contribution Agreement, or the Property (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers, investment advisors and/or broker-dealers evaluating Buyer, its permitted assignees or Parent, (b) in connection with any filings with governmental agencies (including the Securities and Exchange Commission) by Parent, and (c) to any broker-dealers or investment advisors in Parent’s selling group and any of Parent’s investors, including pursuant to the confidential offering memorandum used in connection with Parent’s ongoing private offering. 5. DESTRUCTION OF CONFIDENTIAL INFORMATION. Upon the written request of the disclosing Party, the receiving Party shall cease using and arrange for the destruction of all copies of any Confidential Information then in the receiving Party’s possession or under such Party’s control. The receiving Party agrees to dispose of the Confidential Information in such a manner that the information cannot be read or reconstructed after destruction. Upon the written request of the disclosing Party, the receiving Party shall certify in writing that it has complied with the obligations set forth in this paragraph. 6. INFORMATION SECURITY. (a) The receiving Party shall take appropriate measures designed to protect the security, confidentiality, and integrity of Confidential Information; (b) the receiving Party shall restrict access to Confidential Information to those officers, directors, employees, contractors, agents or other third parties whose access the disclosing Party deems appropriate; (c) Confidential Information shall continue to be subject to the terms of this Agreement indefinitely; and (d) the disclosing Party shall have the right to review the receiving Party’s operations and procedures to ensure compliance with the foregoing requirements. The receiving Party agrees to indemnify the disclosing Party for all reasonable fees, costs, charges, and expenses resulting from any unauthorized access to Confidential Information. 7. OWNERSHIP OF CONFIDENTIAL INFORMATION. The disclosing Party shall retain all right, title and interest in and to its own Confidential Information. Neither this Agreement nor any disclosure of Confidential Information shall be deemed to grant the receiving Party any license or other intellectual property right. 8. DISCLAIMERS. Except as expressly provided otherwise in the Contribution Agreement or in the Offering Documents, the receiving Party acknowledges and agrees that the disclosing Party provides Confidential Information disclosed hereunder on an “AS IS” basis, without warranties of any kind. Without limiting the foregoing, the disclosing Party does not represent or warrant that Confidential Information is accurate, complete or current. The disclosure of Confidential Information containing business plans is for planning purposes only. The disclosing Party may change or cancel its plans at any time at such Party's sole discretion. The receiving Party further acknowledges and understands that disclosure of Confidential Information is not a representation that the parties will enter into any type of business relationship. 9. INJUNCTIVE RELIEF. The receiving Party acknowledges that the unauthorized use or disclosure by such Party of Confidential Information would cause immediate and irreparable damage that could not be fully remedied by monetary damages. The receiving Party therefore agrees that the disclosing Party may specifically enforce this Agreement and shall be entitled to injunctive or other equitable relief to prevent unauthorized use or disclosure without the necessity of proving actual damage. Exhibit F 2 ACTIVE 59664012v6

10. TERMINATION. This Agreement shall remain in full force and effect until the earlier of (i) the Parties’ execution of a binding agreement superseding this Agreement, or (ii) a date three (3) years after the conclusion of business discussions between the Parties. 11. SEVERABILITY. If any provision of this Agreement is held invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired. 12. GENERAL. This Agreement supplements the LOI, and to the extent inconsistent, supersedes any other non-disclosure or confidentiality agreement between the Parties. The Parties may not amend this Agreement except in a writing that each party signs. The terms of such an amendment shall apply as of the effective date of the amendment, unless the amendment specifies otherwise. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. The laws of the State of Illinois shall govern this Agreement. No provision of this Agreement may be waived, except pursuant to a writing executed by the party against whom the waiver is sought to be enforced. No failure or delay in exercising any right or remedy or requiring the satisfaction of any condition under this Agreement operates as a waiver or estoppel of any right, remedy or condition. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available at law, in equity or otherwise. LODGING FUND REIT III OP, LP on behalf of itself and its subsidiaries, owners and affiliates APF - NORTHBROOK, LLC an Illinois limited liability company By: APF - REO, LLC a South Carolina limited liability company, its Sole Member and Manager By: By: Access Point Financial, LLC, a Delaware limited liability company Name: Title: By: Name: Michael Lipson Title: Chief Executive Officer Exhibit F 3 ACTIVE 59664012v6

EXHIBIT G TO CONTRIBUTION AGREEMENT TAX INFORMATION Exhibit G 1 ACTIVE 59664012v6

APPENDIX A Schedule 2.2 List of Contributed Assets, Assumed Agreements and Leases 1. Assignment of all membership interest in APF – Northbrook, LLC. Schedule 2.4 1 ACTIVE 59664012v6

Schedule 2.4 List of Excluded Assets 1. Contributor’s cash, cash equivalents and investments not relating to the operation of the Property, including without limitation, all cash on hand or on deposit in any house bank, operating account or other account or reserve maintained in connection with the Hotel, together with any and all credit card charges, checks and other instruments which the Contributor has submitted for payment as of the Closing Date. 2. Any Fixtures and Personal Property that contains hazardous materials that the Operating Partnership requires to be removed. 3. Any management agreement pertaining to the Property, which management agreements must be terminated at Closing. Schedule 2.4 2 ACTIVE 59664012v6

Schedule 2.5 List of Assumed Liabilities; Permitted Liens 1. All liens, encumbrances and other matters set forth on Schedule B, Part I and Schedule B, Part II of that certain Commitment for Title Insurance issued by the First American Title Insurance Company, having file number: NCS-1054352-CO and with an effective date of March 5, 2021. 2. Any debts, liabilities, and obligations disclosed in any Proprietary Information or any other documents or materials provided to or obtained by the Operating Partnership in connection with the Due Diligence Review. Schedule 2.5 1 ACTIVE 59664012v6

Schedule 2.6 Reserved. Schedule 2.6 1 ACTIVE 59664012v6

Schedule 2.10 Allocation of Total Consideration Schedule 2.10 1 ACTIVE 59664012v6

Schedule 3.1.8 3-05 Audit Contributor acknowledges that under either Rule 3-05 or Rule 3-14 of Regulation S-X, the Operating Partnership is required to provide certain information in connection with reports the Company is required to file with the Securities and Exchange Commission. Accordingly, Contributor agrees to: (a) allow the Operating Partnership and its representatives which includes third party auditors, at the Operating Partnership’s sole cost and expense, to perform an audit of the Property, the Contributed Assets and business operations of and at the Property to the extent required under either Rule 3-05 or Rule 3-14 of Regulation S-X (hereinafter a “Rule 3-05 or 3-14 Audit”); and (b) make available to the Operating Partnership and its representatives for inspection and audit following the Closing, at the Contributor’s offices the Contributor’s books and records relating solely to the Contributor’s operations that are reasonably requested by the Operating Partnership (but specifically excluding Contributor’s tax returns) for any full or partial years reasonably necessary to complete the Rule 3-05 or 3-14 Audit; and (c) sign the management representation letter to be provided by the Operating Partnership’s independent auditors. In connection with the foregoing, the Operating Partnership will give the Contributor no less than 10 business days’ prior written notice of the Operating Partnership’s plans to inspect and audit such books and records, and the Contributor’s obligation to perform herein shall extend beyond the Closing. Notwithstanding the foregoing, the Contributor will not be required to (a) prepare or compile any materials, (b) incur any third-party costs or expenses in connection with the Rule 3-05 or 3-14 Audit, (c) provide any books, records or materials that could reasonably be expected to be books, records or materials in the possession or control of the tenant parties, (d) provide any books, records or materials that are not within the possession or control of the Contributor, or (e) make any representations or warranties with respect to such information beyond a customary management representation letter signed by the Contributor reasonably requested by any accounting firm engaged by the Operating Partnership to deliver its auditors report with respect to the Rule 3-05 or Rule 3-14 Audit. The Operating Partnership acknowledges and agrees that the foregoing accounting and financial materials to be provided by the Contributor does not include any information or materials related to the period prior to the date the Contributor acquired the Property and the Contributed Assets and is to be limited solely to information regarding the Property and the Contributed Assets after they were placed into operation by the Contributor. The Contributor acknowledges that the Rule 3-05 or Rule 3-14 Audit may require the Operating Partnership to perform a Rule 3-05 or 3-14 Audit both after the Effective Date and after the Closing Date and the Contributor agrees that the Contributor’s obligations under this Schedule 3.1.8 are material terms of this Agreement, and breach of this Schedule 3.1.8 will constitute a default under the terms of this Agreement. The Contributor further agrees, that the Operating Partnership’s sole and absolute remedy in the event of default is that of specific performance. Schedule 3.1.8 1 ACTIVE 59664012v6